                                                                   EXHIBIT 10




                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN
                                November 22, 1991

                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

   Article         Section                                                                     Page
   -------         -------                                                                     ----

       1                       Establishment, Purpose, and Duration

                   1.1         Establishment of the Plan                                        1
                   1.2         Purpose of the Plan                                              1
                   1.3         Duration of the Plan                                             2

       2                       Definitions and Construction

                   2.1         Definitions                                                      3
                   2.2         Gender and Number                                               10
                   2.3         Severability                                                    10

       3                       Administration

                   3.1         The Committee                                                   11
                   3.2         Authority of the Committee                                      11
                   3.3         Decisions Binding                                               12

       4                       Shares Subject to the Plan

                   4.1         Number of Shares                                                13
                   4.2         Lapsed Awards                                                   13
                   4.3         Adjustments in Authorized Shares                                13

       5                       Eligibility and Participation

                   5.1         Eligibility                                                     14
                   5.2         Actual Participation                                            14


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                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                   (Continued)

   Article         Section                                                                     Page
   -------         -------                                                                     ----

       6                       Stock Options
                   6.1         Grant of Options                                                15
                   6.2         Incentive Stock Options                                         15
                   6.3         Reload Options                                                  15
                   6.4         Award Agreement                                                 15
                   6.5         Exercise Price                                                  16
                   6.6         Duration of Options                                             16
                   6.7         Exercise of Options                                             16
                   6.8         Payment                                                         16
                   6.9         Restrictions on Share Transferability                           17
                   6.10        Termination of Employment Due to
                                 Death, Disability, or Retirement                              17
                   6.11        Termination of Employment for Other
                                 Reasons                                                       19
                   6.12        Nontransferability of Options                                   19
       7                       Restricted Stock
                   7.1         Grant of Restricted Stock                                       20
                   7.2         Award Agreement                                                 20
                   7.3         Transferability                                                 20
                   7.4         Other Restrictions                                              21
                   7.5         Removal of Restrictions                                         21
                   7.6         Voting Rights                                                   21
                   7.7         Dividends and Other Distributions                               21
                   7.8         Escrow                                                          21
                   7.9         Termination of Employment                                       22

       8                       Beneficiary Designation
                   8.1         Beneficiary Designations                                        23
                   8.2         Action by Beneficiary                                           23

                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                   (Continued)

   Article         Section                                                                     Page
   -------         -------                                                                     ----

       9                       Rights of Employees
                   9.1         Employment                                                      24
                   9.2         Participation                                                   24
                   9.3         Interest in Particular Property                                 24
                   9.4         Additional Incentive Plans                                      24

       10                      Change in Control
                   10.1        Consequences of Change in Control                               25

       11                      Amendment, Modification, and Termination
                   11.1        Amendment, Modification, and Termination                        26
                   11.2        Awards Previously Granted                                       26
                   11.3        Rule 16b-3 Under the Exchange Act                               26

       12                      Withholding
                   12.1        Tax Withholding                                                 27
                   12.2        Share Withholding                                               27

       13                      Indemnification
                   13.1        Indemnification                                                 28

       14                      Successors
                   14.1        Successors                                                      29

       15                      Requirements of Law
                   15.1        Requirements of Law                                             30
                   15.2        Dispute Resolution                                              30
                   15.3        Governing Law                                                   30


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

                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN

                 Article 1. Establishment, Purpose, and Duration
         1.1 Establishment of the Plan. First Hawaiian, Inc., a Delaware corporation, hereby establishes a long-term incentive compensation plan to be known as the "First Hawaiian, Inc. Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options and Restricted Stock.

Upon approval by the Board of Directors ("Board") of the Company, subject to ratification within nine (9) months by an affirmative vote of the holders of a majority of Shares of the common stock of First Hawaiian, Inc., the Plan shall become effective as of November 22, 1991 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

         1.3 Duration of the Plan. Upon approval by the Board and ratification by the stockholders of First Hawaiian, Inc., the Plan shall commence on the Effective Date, and shall remain in effect, subject to prior termination by law or by the Board pursuant to the right of termination it has reserved under
Article 11 herein, until all Shares subject to the Plan shall have been purchased or acquired according to the Plan's provisions.

                     Article 2. Definitions and Construction

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options and Restricted Stock.

         (b) "Award Agreement" means a written agreement between the Company and a Participant, setting forth the terms and provisions applicable to an Award. The terms and provisions of more than one grant may be included in a single agreement.

         (c)      "Board" means the Board of Directors of First Hawaiian,
                  Inc.

         (d) "Cause" means one or more of the following reasons for the termination of the employment of a Participant:

                  (1) The willful and continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from the Participant's Disability or incapacity due to mental illness), after a written demand for substantial performance is delivered to the Employee that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                  (2) The Participant's conviction for committing a felony involving moral turpitude (all rights of appeal having been exhausted); or

                  (3) The Participant's willfully engaging in gross misconduct which is materially and demonstrably injurious to the Company, as determined by the

                           Committee. However, no act or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

                  The Company shall notify the Committee if it believes a Participant's employment has been terminated for Cause. The Committee shall determine whether a Participant's employment has been terminated for Cause for purposes of this Plan. The Committee shall notify the Participant in writing that it has made a preliminary determination that the Participant's employment was terminated for Cause. The Participant (and, if he or she chooses, his or her legal representative) shall have an opportunity to be heard by the Committee concerning the Committee's preliminary determination. After taking into consideration the points raised by the Participant, the Committee shall make a final determination as to whether the Participant's employment was terminated for Cause and shall notify the Participant in writing of its final determination. In any case where the Company notifies the Committee that it believes that a Participant has been terminated for Cause, the Participant shall not be able to exercise any Option, make any other election or take any action which would not be permitted under the terms of the Plan or the Award Agreement following termination of employment for Cause unless and until the Committee makes a final decision, after hearing any points raised by the Participant, that he or she was not terminated for Cause.

         (e)      "Change in Control" means any of the following:

                  (1) Any "persons" (within the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof) other than the Trustees under the Will and of the Estate of Samuel M. Damon, deceased, and any other persons acting together with them, and other than a trustee or other fiduciary holding Shares under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of First Hawaiian, Inc., in substantially the same proportions as their ownership of Shares, becomes the beneficial owner (within the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act) directly or indirectly, of securities of First Hawaiian, Inc. representing thirty-five percent (35%) or more of the combined voting power of First Hawaiian, Inc.'s Shares then outstanding; or

                  (2) During any period of two (2) consecutive calendar years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board (and any new Director, whose appointment or election as a Director was approved by a vote at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose appointment or election was so approved), cease for any reason (other than natural causes) to constitute a majority thereof; or

                  (3)      The stockholders of First Hawaiian, Inc. approve:

                           (A) a plan of complete liquidation of First Hawaiian, Inc.;

                           (B) an agreement for the sale or disposition of all or substantially all First Hawaiian, Inc.'s assets; or

                           (C) a merger, consolidation, or reorganization of First Hawaiian, Inc. with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting stock of First Hawaiian, Inc. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity), at least eighty percent (80%) of the combined voting power of the stocks which is outstanding immediately after such merger, consolidation or reorganization unless the Board determines by a majority vote prior to the merger, consolidation or reorganization that no Change in Control will occur as a result of such transaction; or

                  (4) The Board agrees by a majority vote that an event has or is about to occur that, in fairness to the Employee, is tantamount to a Change in Control of First Hawaiian, Inc.

                  A Change of Control shall occur on the first day on which any of the preceding conditions has been satisfied. However, notwithstanding the above, in no event shall a Change in Control be deemed to have occurred, with respect to an Employee, if the Employee is part of a purchasing group which consummates the Change in Control transaction. An Employee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Employee is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the common stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the continuing Directors who are not Employees).

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

         (h) "Company" means First Hawaiian, Inc., a Delaware corporation (including any and all Subsidiaries), or any successor thereto as provided in Article 18 herein.

         (i)      "Director" means any individual who is a member of the Board.

         (j) "Disability" means a disability, as determined by the Social Security Administration, which is not the result of self-inflicted injury, addiction to alcohol or narcotic drugs, or criminal conduct on the part of the Participant concerned, and which in the case of a determination with respect to an ISO, meets any additional requirements that may be necessary to qualify as a permanent and total disability under Code section 22(e)(3). (k) "Effective Date" means the date on which the Plan becomes effective, pursuant to Section 1.1. (l) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         (k) "Effective Date" means the date on which the Plan becomes effective, pursuant to Section 1.1.

         (l) "Employee" means any full-time, nonunion employee of the Company. Directors wo are not otherwise employed by the Company shall not be considered Employees under this Plan.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         (n) "Exercise Price" means, as established by the Committee and set forth in the Award Agreement.

         (o) "Fair Market Value" means the average of the highest and lowest prices for the Shares as reported in publications of general circulation for the Autoquote System of the National Association of Securities Dealers, Inc. on the relevant date. If there are no sales on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Share transactions.

         (p) "Incentive Stock Option" or "ISO" means an Option granted under Article 6 to purchase Shares which is designated by the Committee as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         (q) "Insider" shall mean an Employee who is, at the time an Award is made under this Plan, the beneficial owner, directly or indirectly, of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, or is an officer (as defined in Rule 16a-1(f) or any successor rule under the Exchange Act) or a director of the Company.

         (r) "Key Employee" means an officer an any other Employee who, by the nature and scope of his or her position, is considered "key" in that he or she regularly and directly makes or influences policy decisions which impact the overall long-term results or success of the Company. Whether any individual Employee is a Key Employee shall be determined in the sole discretion of the Committee.

         (s) "Nonqualified Stock Option" or "NQSO" means an Option granted under Article 6 to purchase Shares which is not designated by the Committee as being an Incentive Stock Option.

         (t) "Option" means an option granted under Article 6 to purchase shares. An Option may either be an Incentive Stock Option or a Nonqualified Stock Option.

         (u) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

         (v) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture (within the meaning of Code Section 83), as provided in Article 7 herein.

         (w) "Reload Option" means an Option for a number of Shares equal to the number of Shares already owned by the Participant and used to pay the Exercise Price of another Option.

         (x) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7.

         (y) "Retirement" means that the Participant is eligible for a normal or early retirement benefit under Article 6 of the Employees' Retirement Plan of First Hawaiian, Inc.

         (z)      "Shares" means shares of common stock of First Hawaiian, Inc.

         (aa) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or, except as prohibited by the Code with respect to ISOs, any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            Article 3. Administration

         3.1 The Committee. The Plan shall be administered by the Executive Compensation Committee of the Board, or by any other committee appointed by the Board consisting of Directors who are not Employees. For periods before September 1, 1992 or such earlier date as the Company shall apply the exemptions under Rule 16b-3, as amended to be effective starting on or after May 1, 1991, the Committee shall consist of not less than three (3) such members. Thereafter, the Committee shall consist of not less than two (2) directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

Except as permitted under Rule 16b-3 (c)(2)(i)(A), (B), (C), and (D) under the Exchange Act, no member of the Committee shall have received a grant of an Award under the Plan or any similar plan of the Company or any of its Subsidiaries while serving on the Committee, or shall have so received such a grant at any time within one (1) year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, the Board may appoint a new Committee so as to comply with Rule 16b-3.

         3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein: to select Key Employees to whom Awards are granted; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to cancel and reissue any Awards granted hereunder; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

To the extent permissible under applicable law, the Committee may delegate to any other person or persons any or all of its powers hereunder and the responsibility of performing ministerial acts in the administration of the Plan; provided, however, that only the Committee or the Board may take action affecting an Insider.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                      Article 4. Shares Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed one million (1,000,000). These one million (1,000,000) Shares shall be reacquired Shares.

         4.2 Lapsed Awards. Subject to any restriction under Rule 16b-3 under the Exchange Act with respect to Insiders, if any Award granted under this Plan is canceled, forfeited, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan unless an Insider had the benefits of ownership of such shares.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the number or value of Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be a whole number. Any adjustment of an ISO under this Section 4.3 shall be made in such manner so as not to constitute a "modification" within the meaning of Code section 424(h)(3).

                    Article 5. Eligibility and Participation

         5.1 Eligibility. Persons eligible to participate in this Plan include all Key Employees of the Company, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Key Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                            Article 6. Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof. A Participant holding an Option shall have no rights as a shareholder with respect to any Shares covered by such Option, unless and until the date of issuance of the stock certificate representing such Shares.

         6.2 Incentive Stock Options.

         (a)      No ISO may be granted later than November 21, 2001.

         (b) No Employee may receive an Award of ISOs that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Shares (determined at the time the options are granted) exceeds $100,000.

         (c) Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Code Section 422.

         6.3 Reload Options. The Committee may authorize Reload Options subject to such conditions and provisions as the Committee shall determine. Reload Options shall not exceed the number of shares used to pay the Exercise Price, but not any withholding due on account of the exercise for the underlying Options. The Reload Option may not be exercised during a period longer than the exercise period of the underlying Option it replaces. The grant of a Reload Option shall become effective upon the exercise of the underlying Option through the use of Shares. The Option Price for a Reload Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the date the grant of the Reload Option becomes effective.

         6.4 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

         6.5 Exercise Price. The Exercise Price of Options shall be determined by the Committee; provided, however, that the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of such Share on the date the Option is granted. An ISO granted to an Employee who, at the time of grant, owns (taking into account Code Section 424(d)) Shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "Ten Percent Shareholder"), shall have an Exercise Price which is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Option.

         6.6 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant. However, no ISO shall be exercisable later than the:

         (a)      tenth (10th) anniversary date of its grant; or

         (b) fifth (5th) anniversary date of its grant in the case of an ISO granted to a Ten Percent Shareholder.

         6.7 Exercise of Options. Options granted under the Plan shall be exercisable at such times, and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable earlier than six (6) months after the date of its grant.

         6.8 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Exercise Price of the Shares. The Exercise Price shall be payable to the Company in full either: (i) in cash or its equivalent; or, if permitted under the Award Agreement (ii) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Exercise Price pursuant to the Option(s) being exercised; provided, however, that any Shares so tendered by an Insider must have been beneficially owned by the Participant for at least six (6) months prior to exercise. The Committee also may allow cashless exercise of Options as permitted under any law or regulation applicable to bank holding companies, or by any other means which the Committee determines to be consistent with the Plan's purpose. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. Payment alternatives hereunder shall be available only to the extent permissible under Federal and state securities law, as well as any other applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Options exercised.

         6.9 Restrictions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. The Committee shall legend the certificates representing such Shares to give appropriate notice of such restrictions.

         6.10 Termination of Employment Due to Death, Disability, or Retirement. If the employment of a Participant is terminated by reason of Death, Disability or Retirement, Options granted to the Participant under this Plan may be exercised only as follows.

         (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, any outstanding Options granted to that Participant which are vested as of the date the Participant's employment terminates shall, subject to Section 6.6, remain exercisable at any time prior to their expiration date, or for one (1) year after the date that employment is terminated, whichever period is longer. The Options may be exercised by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Options by will or by the laws of descent and distribution.

         (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant which are vested as of the date the Participant's employment terminates shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Participant's Disability is determined by the Committee to be total and permanent, whichever period is shorter.

         (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which are vested as of the effective date of the Participant's Retirement shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement.

         (d) Exercise Limitations on ISOs. The tax treatment prescribed under Code Section 422 may not be available if Options designated as ISOs are not exercised within the time periods prescribed under Code Section 422.

         (e) Vesting at Termination Date. For purposes of subsections 6.10(a)-(c) above, the following Options shall be considered vested as of the date the Participant's employment terminates.

                  (1) Options which were exercisable as of the date of
                      employment termination shall remain exercisable;

                  (2) An additional portion of the Options shall become
                      exercisable upon termination of employment.  This
                           portion shall be a percentage of the Options equal to the product of (A) and (B) where:

                           (A) is the percentage of the Options which otherwise would have first become exercisable at the end of the year in which the employment termination occurs; and

                           (B) is a fraction, the numerator of which is the number of full weeks of employment during the year in which employment termination occurs, and the denominator of which is fifty-two (52).

                  (3) Except as provided in Section 6.10(f), Options which are scheduled to vest in a year which begins after the end of the year in which employment termination occurs, shall be canceled.

         (f) Notwithstanding the exercise periods described in subsections 6.10(a)-(c) above, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of Options which are outstanding as of the date of employment termination for one of the reasons described in this Section 6.10.

         6.11 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.10, or for Cause, all nonvested Options held by the Participant shall vest only if the Committee determines that they shall vest. The Committee, in its sole discretion, may vest all or any portion of such Options. Thereafter, all vested Options shall remain exercisable at any time prior to their expiration date, or for three (3) months after the date that the employment was terminated, whichever period is shorter. If the Committee does not vest such Options, the Options shall be deemed for all purposes to have remained unvested upon the termination of the Participant. If the employment of a Participant shall terminate for Cause, all outstanding Options immediately shall be surrendered to the Company and no additional exercise period shall be allowed, regardless of the otherwise vested status of the options.

         6.12 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                           Article 7. Restricted Stock

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine. Such Shares of Restricted Stock may be issued for no consideration other than services rendered.

         7.2 Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         7.3 Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. The Committee may provide that Shares of Restricted Stock may be surrendered to satisfy the Exercise Price of Options granted to a Participant, subject to such conditions as the Committee shall set forth in its discretion, before the Period of Restriction lapses for other dispositions of the Restricted Stock. However, in no event may any Restricted Stock granted under the Plan vest earlier than six (6) months following the date of its grant. Before the end of the Period of Restriction rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available only to a Participant during his or her lifetime.

         7.4 Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it deems advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, or other unit of the Company and/or individual); shall impose restrictions upon transfer of Shares after the Period of Restriction as may be required under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         7.5 Removal of Restrictions. Except as otherwise provided in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the restrictions on such Shares lapse, the Participant shall be entitled to have the legend added pursuant to
Section 7.4 removed from his or her Share certificate.

         7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

         7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so held. The Committee shall establish, in its discretion, the time at which the Participant shall receive such dividends and distributions which may be any time from the date on which they are paid generally to shareholders to the end of the Period of Restriction. If any such dividends or distributions are paid in Shares, those Shares shall be subject to the same restrictions on transferability and vesting as the Shares of Restricted Stock with respect to which they were paid.

         7.8 Escrow. In order to administer the restrictions set forth in this Article, the certificates evidencing Shares granted hereunder, although issued in the name of the Participant concerned, shall be held by the Company in escrow subject to delivery to the Participant or to the Company at such times and in such amounts as shall be under the terms of this Plan directed by the Committee. Certificates evidencing whole Shares issued as a stock dividend on, or in any split-up of, Shares so held in escrow (but not shares acquired by a Participant's exercise of subscription rights in respect of Shares held in escrow) shall likewise be held in escrow by the Company on the terms hereinabove set forth but any fractional Shares so issued shall not be subject to the escrow provisions but shall be the property of the Participant.

         7.9 Termination of Employment. If the employment of a Participant shall terminate for any reason, all nonvested Shares of Restricted Stock held by the Participant upon the effective date of employment termination shall vest only if the Committee determines that they shall vest. The number of Shares of Restricted Stock which are considered vested as of the date the Participant's employment terminates shall be determined in accordance with the rules in
Section 6.10(e) for the vesting of Options.

With the exception of a termination of employment for Cause, the Committee, in its sole discretion, may provide for lapsing of the restrictions on Restricted Stock following employment termination, upon such terms and provisions as it deems proper. If the Committee does not do so, the restrictions upon Restricted Shares shall be deemed for all purposes not to have lapsed upon the termination of employment of the Participant.

                       Article 8. Beneficiary Designation

         8.1 Beneficiary Designations. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         8.2 Action by Beneficiary. To the extent permitted under the terms and provisions of the Plan and the Award Agreement, after the Participant's death the Participant's beneficiary (or, if there is no beneficiary, the executor of the Participant's estate) may elect within the applicable period to:

         (a) exercise vested Options which were awarded to the Participant;

         (b)      have restrictions removed on vested Restricted Stock;
                  and

         (c) make such other elections and take such other actions as are permitted under the terms of the Plan and the Award Agreement.

                         Article 9. Rights of Employees

         9.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         9.2 Participation. No Employee shall have the right to be selected as a Key Employee or to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         9.3 Interest in Particular Property. No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Company or any Subsidiary, or in any particular Share or Shares of the Company that may be held by the Company or any Subsidiary (other than Shares of Restricted Stock held in escrow by the Company) by virtue of any Award.

         9.4 Additional Incentive Plans. The Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice, or arrangement that may now or hereafter be provided for the payment of compensation, special awards, or employee benefits to Employees of the Company and its Subsidiaries generally, or to any class or group of Employees, including without limitation, any savings, thrift, profit-sharing, pension, retirement, excess benefit, insurance, health care plans, or other employee benefit plans. Any such arrangements may be authorized by the Company and its Subsidiaries and payment thereunder made independently of the Plan.

                          Article 10. Change in Control

         10.1 Consequences of Change of Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 15:

         (a) Any and all Options, granted hereunder and held for at least six (6) months shall become immediately exercisable;

         (b) Any Period of Restriction periods and other restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon (except such restrictions or legends which are required by Federal and state securities laws), shall be delivered to the applicable Participants; and

         (c) Subject to Articles 11 and 15, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

The Committee may, at its discretion, include such further provisions and limitations in any Participant's Award Agreement, as the Committee may deem equitable and in the best interests of the Company.

              Article 11. Amendment, Modification, and Termination

         11.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by the Insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

         (a) Increase the total amount of Shares which may be issued under this Plan, except as provided in Section 4.3; or

         (b) Change the class of Employees eligible to participate in the Plan; or

         (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

         (d) Extend the maximum period after the date of grant during which Options may be exercised; or

         (e)      Change the provisions of the Plan regarding the Exercise
                  Price.

         11.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         11.3 Rule 16b-3 Under the Exchange Act. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act with respect to Insiders. Should the requirements of Rule 16b-3 change, the Board or the Committee, as appropriate, may amend the Plan to comply with the requirements of the amended Rule 16b-3 or its successor provision or provisions.

                             Article 12. Withholding

         12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, payment made under or as a result of this Plan or any other taxable event resulting from this Plan.

         12.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from the Shares issued or by tendering to the Company any Shares having a Fair Market Value on the date the tax is to be determined in an amount up to the maximum marginal total tax which could be imposed on the transaction. In the case of a Participant who is an Insider, all elections shall be irrevocable, made in writing, signed by the Participant, and either:

         (a) Delivered to the Committee at least six (6) months prior to the date specified by the Participant on which the taxable transaction (i.e., the exercise of the Option, the lapse of restrictions on Restricted Stock, etc.) is to occur; or

         (b) Be made pursuant to an exercise of an Option or the vesting of an Award which occurs during a "window period." For this purpose, "window period" means the period beginning on the third (3rd) business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.

                           Article 13. Indemnification

         13.1 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             Article 14. Successors

         14.1 Successors. All obligations of First Hawaiian, Inc. under the Plan, with respect to Awards granted hereunder, shall be binding on any successor thereto, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of First Hawaiian, Inc.

                         Article 15. Requirements of Law

         15.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Notwithstanding any other provision set forth in the Plan, if required by the then current Rule 16b-3 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16b-3 of the Exchange Act.

         15.2 Dispute Resolution. The Committee may condition any Award under this Plan upon the Participant's agreement that all disputes concerning Awards under this Plan be settled by arbitration or another procedure prescribed by the Committee.

         15.3 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Hawaii.

                                  Amendment One

                First Hawaiian, Inc. Stock Option Incentive Plan

         WHEREAS, First Hawaiian, Inc. has heretofore adopted the First Hawaiian, Inc. Stock Incentive Plan (the "Plan") under which the Company's Board of Directors and the Executive Compensation Committee of such Board (the "Committee") have the power to amend the Plan in accordance with Plan Section 11.1; and

         WHEREAS, the Committee wishes to amend the Plan in the manner indicated below;

         NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, amended in the following respects, effective as if included in the original Plan document, except at otherwise indicated for any specific amendment with a later effective date.

1. To correct a drafting error of Plan document transcription by means of a non-substantive technical correction, section 2.1(n) is amended to read as follows:

         (n) "Exercise Price" means the price to be paid in order to exercise an Option or rights under another Award, as established by the Committee and set forth in the Award Agreement.

2. To comply with new regulations under Code section 162(m) with respect to stock options, section 4.1 is amended by adding the following at the end thereof, effective as of January 1, 1995:

         The maximum number of Shares with respect to which Options may be granted during any year to any Employee is 100,000.

3. To correct a drafting error of Plan document transcription by means of a non-substantive technical correction, the word "longer" in section 6.10(a) is changed to "shorter" so that section 6.10(a) is amended to read as follows:

         (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, any outstanding Options granted to that Participant which are vested as of the date the Participant's employment terminates shall, subject to
                  Section 6.6, remain exercisable at any time prior to their expiration date, or for one (1) year after the date that employment is terminated, whichever period is shorter. The Options may be exercised by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Options by will or by the laws of descent and distribution.

4. To reinforce and clarify the original meaning of section 6.10(c) and make it parallel to other parts of section 6.10, the phrase "whichever period is shorter" is added at the end of section 6.10(c) so that section 6.10(c) is amended to read as follows:

         (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which are vested as of the effective date of the Participant's Retirement shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

5. Except as amended above, the First Hawaiian, Inc. Stock Option Incentive Plan shall continue in effect unchanged.

                               AMENDMENT NO. 2 TO
                              FIRST HAWAIIAN, INC.
                              STOCK INCENTIVE PLAN

         In accordance with Section 11.1 of the First Hawaiian, Inc. Stock Incentive Plan (hereinafter the "Plan"), Section 2.1(y) of the Plan is hereby amended to read in its entirety as follows:

         (y) "Retirement" means termination of employment on or after (i) attainment of age 65, (ii) attainment of age 55 and completion of ten years of Vesting Service (as defined in First Hawaiian, Inc. Profit Sharing Plan), or (iii) attainment of age 62 with the consent of the Committee.

         To record the adoption of this amendment, First Hawaiian, Inc. has executed this document this 19th day of February, 1998.


                                               FIRST HAWAIIAN, INC.


                                               By     /s/ Herbert E. Wolff
                                                  ------------------------------
                                                  Its Senior Vice President and
                                                   Secretary

                                 AMENDMENT THREE
                    FIRST HAWAIIAN, INC. STOCK INCENTIVE PLAN

         In accordance with Section 11.1 of the First Hawaiian, Inc. Stock Incentive Plan (hereinafter the "Plan"), the Plan is hereby amended in the following respects:

         1. Section 6.12 of the Plan is hereby amended to read in its entirety as follows:

         Section 6.12  Transferability of Awards.

                  Except as otherwise set forth in the Plan, any Option or other award under the Plan may be transferable subject to the terms and conditions as may be established by the Committee and set forth in the award agreement.

         2. Section 12.2 of the Plan is hereby amended to read in its entirety as follows:

         Section 12.2  Share Withholding.

                  A Participant may elect, subject to the Committee's approval, to satisfy any withholding taxes incurred in connection with a transaction or event under the Plan by having the Company withhold Shares from the Shares to be issued, or by tendering to the Company Shares, having a Fair Market Value on the date the tax is determined in an amount equal to the maximum marginal tax rate that could be imposed on the applicable transaction or event. If the Participant is subject to Rule 16b-3 of the Exchange Act, any such election must comply with the requirements, if any, of said Rule and be approved by the Committee.

         To record the adoption of this amendment, First Hawaiian, Inc. has executed this document this 17th day of July, 1998.


                                               FIRST HAWAIIAN, INC.


                                               By     /s/ Herbert E. Wolff
                                                  ------------------------------
                                                  Its Senior Vice President and
                                                    Secretary

                              FIRST HAWAIIAN, INC.

                            LONG-TERM INCENTIVE PLAN

                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN


                                TABLE OF CONTENTS

   Article         Section                                                             Page
   -------         -------                                                             ----
      1                           Establishment, Purpose, and Duration

                      1.1         Establishment of the Plan                              1
                      1.2         Purpose of the Plan                                    1
                      1.3         Duration of the Plan                                   1


      2                           Definitions and Construction

                      2.1         Definitions                                            2
                      2.2         Gender and Number                                      5
                      2.3         Severability                                           6


      3                           Administration

                      3.1         The Committee                                          7
                      3.2         Authority of the Committee                             7
                      3.3         Decisions Binding                                      8


      4                           Eligibility and Participation

                      4.1         Eligibility                                            9
                      4.2         Actual Participation                                   9


      5                           Awards

                      5.1         Grant of Awards                                       10
                      5.2         Value of Awards                                       10
                      5.3         Earning of Awards                                     10
                      5.4         Form and Timing of Payment of
                                       Awards                                           10
                      5.5         Termination of Employment Due to
                                       Death, Disability, or Retirement                 10
                      5.6         Termination of Employment for
                                       Other Reasons                                    11
                      5.7         Nontransferability                                    11
                      5.8         No Derivative Securities                              11

      6                           Beneficiary Designation

                      6.1         Beneficiary Designations                              12

                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN


                                TABLE OF CONTENTS

   Article         Section                                                             Page
   -------         -------                                                             ----

      6                           Beneficiary Designation

                      6.1         Beneficiary Designations                              12


      7                           Rights of Employees

                      7.1         Employment                                            13
                      7.2         Participation                                         13
                      7.3         Interest in Particular Property                       13
                      7.4         Additional Incentive Plans                            13


      8                           Change in Control

                      8.1         Consequences of Change in Control                     14


      9                           Amendment, Modification, and Termination

                      9.1         Amendment, Modification, and
                                       Termination                                      15
                      9.2         Awards Previously Granted                             15


      10                          Withholding

                      10.1        Tax Withholding                                       16


      11                          Indemnification

                      11.1        Indemnification                                       17


      12                          Successors

                      12.1        Successors                                            18

                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN


                                TABLE OF CONTENTS

   Article         Section                                                             Page
   -------         -------                                                             ----

      13                          Requirements of Law

                      13.1        Requirements of Law                                   19
                      13.2        Dispute Resolution                                    19
                      13.3        Governing Law                                         19

                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN

                 Article 1. Establishment, Purpose, and Duration

         1.1 Establishment of the Plan. Effective as of January 1, 1992, First Hawaiian, Inc., a Delaware corporation, hereby establishes this "First Hawaiian, Inc. Long-Term Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Awards designed to provide cash payments in amounts that are a function of (i) a predetermined target for each Participant and (ii) the extent to which specified performance goals are achieved.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees to those of Company shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to enable the Company to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

         1.3 Duration of the Plan. Subject to prior termination by law or by the Board pursuant to the right of termination it has reserved under Article 9 herein, the Plan shall continue in effect indefinitely.

                     Article 2. Definitions and Construction

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, an award granted under this Plan.

         (b)      "Board" means the Board of Directors of First Hawaiian,
                  Inc.

         (c)      "Change in Control" means any of the following:

                  (1) Any "persons" (within the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof) other than the Trustees under the Will and of the Estate of Samuel M. Damon, deceased, and any other persons acting together with them, or other than a trustee or other fiduciary holding common stock of First Hawaiian, Inc. under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of First Hawaiian, Inc., in substantially the same proportions as their ownership of common stock of First Hawaiian, Inc., becomes the beneficial owner (within the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) directly or indirectly, of securities of First Hawaiian, Inc. representing thirty-five percent (35%) or more of the combined voting power of First Hawaiian, Inc.'s Shares then outstanding; or

                  (2) During any period of two (2) consecutive calendar years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board (and any new Director, whose appointment or election as a Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose appointment or election was so approved), cease for any reason (other than natural causes) to constitute a majority thereof; or

                  (3)      The stockholders of First Hawaiian, Inc. approve:

                           (A) a plan of complete liquidation of First Hawaiian, Inc.;

                           (B) an agreement for the sale or disposition of all or substantially all First Hawaiian Inc.'s assets; or

                           (C) a merger, consolidation, or reorganization of First Hawaiian, Inc. with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting stock of First Hawaiian, Inc. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity), at least eighty percent (80%) of the combined voting power of the stocks which is outstanding immediately after such merger, consolidation or reorganization, unless the Board determines by a majority vote prior to the merger, consolidation or reorganization that no Change in Control will occur as a result of such transaction; or

                  (4) The Board agrees by a majority vote that an event has or is about to occur that, in fairness to the Employee, is tantamount to a Change in Control of First Hawaiian, Inc.

                  A Change of Control shall occur on the first day on which any of the preceding conditions has been satisfied. However, notwithstanding the above, a Change in Control shall not be deemed to have occurred, with respect to an Employee, if the Employee is part of a purchasing group which consummates the Change in Control transaction. An Employee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Employee is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the common stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the continuing Directors who are not Employees).

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

         (f) "Company" means First Hawaiian, Inc., a Delaware corporation (including any and all Subsidiaries), or any successor thereto as provided in Article 12 herein.

         (g)      "Director" means any individual who is a member of the Board.

         (h) "Disability" means a disability, as determined by the Social Security Administration, which is not the result of self-inflicted injury, addiction to alcohol or narcotic drugs, or criminal conduct on the part of the Participant concerned, and which, in the case of a determination with respect to an ISO, meets any additional requirements that may be necessary to qualify as a permanent and total disability under Code section 22(e)(3).

         (i) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         (k) "Insider" shall mean an Employee who is, at the time an Award is made under this Plan, the beneficial owner, directly or indirectly, of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, or is an officer (as defined in Rule 16a-1(f) or any successor rule under the Exchange Act) or a director of the Company.

         (l) "Key Employee" means an officer and any other Employee who, by the nature and scope of his or her position, is considered "key" in that he or she regularly and directly makes or influences policy decisions which impact the overall long-term results or success of the Company. Whether any individual Employee is a Key Employee shall be determined in the sole discretion of the Committee.

         (m) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

         (n) "Retirement" means that the Participant is eligible for a normal or early retirement benefit under Article 6 of the Employees' Retirement Plan of First Hawaiian, Inc.

         (o) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            Article 3. Administration

         3.1 The Committee. This section shall be applied so as to comply with the disinterested administration requirement of Rule 16b-3 of the Exchange Act, regardless of whether or not any Awards constitute derivative securities that are affected by such requirement. The Plan shall be administered by the Executive Compensation Committee of the Board, or by any other committee appointed by the Board consisting of Directors who are not Employees. For periods before September 1, 1992 or such earlier date as the Company shall apply the exemptions under Exchange Act Rule 16b-3, as amended to be effective starting on or after May 1, 1991, the Committee shall consist of not less than three (3) such members. Thereafter, the Committee shall consist of not less than two (2) directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

Except as permitted under Rule 16b-3(c)(2)(i)(A), (B), (C), and (D) under the Exchange Act, no member of the Committee shall have received a grant of an Award under the plan or any similar plan of the Company or any of its Subsidiaries while serving on the Committee, or shall have so received such a grant at any time within one (1) year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, the Board may appoint a new Committee so as to comply with rule 16b-3.

         3.2 Authority of the Committee. the Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein: to select Key Employees to whom Awards are granted; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to cancel and reissue any Awards granted hereunder; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 9 herein) to amend the terms and conditions of any outstanding Award to the extend such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

To the extent permissible under applicable law, the Committee may delegate to any other person or persons any or all of its powers hereunder and the responsibility of performing ministerial acts in the administration of the Plan; provided, however, that only the Committee or the Board may take action affecting an Insider.

         3.3 Decisions Binding. all determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                    Article 4. Eligibility and Participation

         4.1 Eligibility. Persons eligible to participate in this Plan include all Key Employees of the Company, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         4.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Key Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                                Article 5. Awards

         5.1 Grant of Awards. Subject to the terms of the Plan, Awards may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the target amount (expressed as a percentage of base salary) of the Award granted to each Participant.

         5.2 Value of Awards. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will modify the amount of target Awards to an amount that may be greater or less than the original target and will determine, in the manner specified by the Committee, the Award value that becomes payable to Participant. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

         5.3 Earning of Awards. After the applicable Performance Period has ended, the holder of an Award shall be entitled to receive payout as a function of the extent to which the corresponding performance goals have been achieved.

         5.4 Form and Timing of Payment of Awards. Payment of earned Awards shall be made in cash equal to the value of the earned Award.

         5.5 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of Death, Disability or Retirement during a Performance Period, the Participant shall receive a prorated payout of the Award for the Performance Period as determined by the Committee.

Payment of Awards earned pursuant to this section shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

         5.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than those reasons set forth in Section 5.5, all Awards for incomplete Performance Periods shall be returned by the Participant to the Company without any payment by the Company to the Participant, unless the Committee, in its sole discretion, determines that all or any portion of such Awards should instead be treated as vested.

         5.7 Nontransferability. Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

         5.8 No Derivative Securities. Awards are intended not to be "derivative securities" as that term is defined in Rule 16a- 1(c) under the Exchange Act, as amended and interpreted by the Securities and Exchange Commission from time to time. The Committee will use its best efforts to assume that Awards are not derivative securities and shall, if necessary, amend any outstanding Award to an Insider, with the consent of the Insider, to comply with any changes in the definition or interpretation of the term derivative securities.

                       Article 6. Beneficiary Designation

         6.1 Beneficiary Designations. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                         Article 7. Rights of Employees

         7.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         7.2 Participation. No Employee shall have the right to be selected as a Key Employee or to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         7.3 Interest in Particular Property. No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Company or any Subsidiary, or in any particular Share or Shares of the Company that may be held by the Company or any Subsidiary by virtue of any Award.

         7.4 Additional Incentive Plans. The Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice, or arrangement that may now or hereafter be provided for the payment of compensation, special awards, or employee benefits to Employees of the Company and its Subsidiaries generally, or to any class or group of Employees, including without limitation, any savings, thrift, profit-sharing, pensions, retirement, excess benefit, insurance, health care plans, or other employee benefit plans. Any such arrangements may be authorized by the Company and its Subsidiaries and payment thereunder made independently of the Plan.

                          Article 8. Change in Control

         8.1 Consequences of Change of Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 13:

         (a) The maximum target value attainable under all Awards shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, except that all Awards which shall have been outstanding less than six (6) months on the effective date of the Change in Control shall not be deemed to have earned the target value; and

         (b) Subject to Articles 9 and 13, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

The Committee may, at its discretion, include such further provisions and limitations in any Participant's Award Agreement, as the Committee may deem equitable and in the best interest of the Company.

              Article 9. Amendment, Modifications, and Termination

         9.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan.

         9.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             Article 10. Withholding

        10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant of an Award or payment made under or as a result of this Plan or any other taxable event resulting from this Plan.

                           Article 11. Indemnification

        11.1 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             Article 12. Successors

        12.1 Successors. All obligations of First Hawaiian, Inc. under the Plan, with respect to Awards granted hereunder, shall be binding on any successor thereto, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of First Hawaiian, Inc.

                         Article 13. Requirements of Law

        13.1 Requirements of Law. The granting of Awards and payments made under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        13.2 Dispute Resolution. The Committee may condition any Award under this Plan upon the Participant's agreement that all disputes concerning Awards under this Plan be settled by arbitration or another procedure prescribed by the Committee.

        13.3 Governing Law. To the extend not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Hawaii.

                               AMENDMENT NO. 1 TO
                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN

         In accordance with Section 9.1 of the First Hawaiian, Inc. Long-Term Incentive Plan (hereinafter the "Plan"), the Plan is hereby amended in the following respects.

        1. Section 2.1(i) of the Plan is hereby amended to read in its entirety as follows:

        (i) "Employee" means any full-time, nonunion employee of the Company or a Subsidiary. A member of the Board or the board of directors of a Subsidiary who is not otherwise employed by the Company or a Subsidiary shall not be considered an Employee under this Plan.

        2. Section 2.1(m) of the Plan is hereby amended to read in its entirety as follows:

        (m) "Participant" means an Employee who has outstanding an Award granted under the Plan.

        3. Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

                  4.1 Eligibility. Persons eligible to participate in this Plan include all Key Employees, as determined by the Committee, including Employees who are members of the Board.

        4. The last sentence of Section 4.2 of the Plan is hereby amended to read in its entirety as follows:

In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary.

        The amendments set forth herein shall be effective as of January 1, 1992.

        To record the adoption of this amendment, First Hawaiian, Inc. has executed this document this 16th day of May, 1996.


                                               FIRST HAWAIIAN, INC.

                                               By     /s/ Herbert E. Wolff
                                                  ------------------------------
                                                  Its Senior Vice President and
                                                     Secretary

                               AMENDMENT NO. 2 TO
                              FIRST HAWAIIAN, INC.
                            LONG-TERM INCENTIVE PLAN

In accordance with Article 9 of the First Hawaiian, Inc. Long- Term Incentive Plan (hereinafter the "Plan"), the Plan is hereby amended as follows:

         1. Section 2.1(c) of the Plan is hereby amended by adding the following at the end of such section:

                           In addition, notwithstanding the above, a Change in
                  Control shall not be deemed to have occurred as a result of any one or series of transactions or events that in any way result from or are related to the Agreement and Plan of Merger, dated as of May 28, 1998, between BancWest Corporation and First Hawaiian, Inc. (hereinafter the "Merger Agreement").

         2. Section 9.1 of the Plan is hereby amended by adding the following at the end of such section:

                           In connection with the Merger Agreement, awards
                  granted under the Plan for the Performance Period beginning January 1, 1998 and ending December 31, 2000 (hereinafter the "Original 1998 Awards") are hereby modified as follows:

                  (i) For each recipient the maximum target value attainable shall be deemed to have been attained and shall be multiplied by the recipient's compensation for calendar year 1998. The amount determined by the prior sentence shall be divided by three, and the result shall then be paid to the recipient as soon as practicable after the later of (a) December 31, 1998 or (b) the closing of the transactions contemplated by the Merger Agreement.

                  (ii) Each recipient shall be granted a new Award with performance criteria established in connection therewith for the period commencing January 1, 1999 and ending December 31, 2000, which performance criteria shall reflect the transactions contemplated by the Merger Agreement.

                  (iii) Except as provided in subsections (i) and (ii) above, no other payment shall be made for the Original 1998 Awards.

The amendment set forth herein shall be effective immediately, but only with respect to those individuals who consent in writing to such amendment, or who first become a Participant in the Plan subsequent to the date hereof. Notwithstanding the foregoing sentence, if the transactions contemplated by the Merger Agreement do not close, then the amendment set forth herein shall become null and void.

To record the adoption of this amendment, First Hawaiian, Inc. has executed this document this 5th day of May, 1998.


                                               FIRST HAWAIIAN, INC.



                                               By      /s/ Herbert E. Wolff
                                                  ------------------------------
                                                  Its Senior Vice President and
                                                    Secretary

                              FIRST HAWAIIAN, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  (Amended and Restated as of January 1, 1998)

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
PROLOGUE                                                                      1

ARTICLE I - DEFINITIONS                                                       2

ARTICLE II - SERVICE RULES

        Section 2.1  Credited Service                                         6
        Section 2.2  Vesting Service                                          6
        Section 2.3  Termination of Employment                                6

ARTICLE III - PARTICIPATION AND VESTING

        Section 3.1  Grandfathered Benefits                                   7
        Section 3.2  Supplemental Retirement Benefit                          7
        Section 3.3  Termination of Participation                             8

ARTICLE IV - GRANDFATHERED BENEFITS

        Section 4.1  Grandfathered Supplemental Accounts                      9
        Section 4.2  Grandfathered Supplemental Accrued Benefits             11
        Section 4.3  Change In Control                                       13

ARTICLE V - SUPPLEMENTAL RETIREMENT BENEFITS

        Section 5.1  Normal Retirement                                       15
        Section 5.2  Deferred Retirement                                     16
        Section 5.3  Early Retirement                                        16
        Section 5.4  Early Termination                                       17
        Section 5.5  Change in Control Benefits                              18
        Section 5.6  Disability Retirement Benefit                           18
        Section 5.7  Death Prior to Commencement of
                      Benefit Payments                                       19
        Section 5.8  Benefit Payments                                        19
        Section 5.9  Income Tax Withholding                                  20

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
                                                                            ----

ARTICLE VI - ACCELERATED DISTRIBUTION AND BENEFIT MAKEUP

        Section 6.1  Accelerated Distribution                                21
        Section 6.2  Excise Tax and Lost Benefit Makeup                      21
        Section 6.3  Income Tax Withholding                                  22

ARTICLE VII - CERTAIN CONTRACTS AND PRIOR EMPLOYERS

        Section 7.1  Additional Benefits Under Contracts                     23
        Section 7.2  First Interstate Bank of Hawaii                         23
        Section 7.3  Pioneer Federal Savings Bank                            24

ARTICLE VIII - ADMINISTRATION

        Section 8.1  Committee                                               25
        Section 8.2  Indemnification, Insurance                              26
        Section 8.3  Claims Procedure                                        26

ARTICLE IX - AMENDMENT, TERMINATION, MERGER

        Section 9.1  Amendment                                               27
        Section 9.2  Termination or Partial Termination                      27
        Section 9.3  Merger or Consolidation                                 28

ARTICLE X - MISCELLANEOUS

        Section 10.1  Unfunded Plan                                          29
        Section 10.2  Rights of Participants                                 30
        Section 10.3  Misc. Rules                                            30

EXHIBIT I - GRANDFATHERED PARTICIPANTS                                       33

                              FIRST HAWAIIAN, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    PROLOGUE

        The First Hawaiian, Inc. Supplemental Executive Retirement Plan is hereby amended and restated in its entirety effective as of January 1, 1998.

        Unless otherwise specifically provided for herein or by law, the provisions set forth herein shall determine as of January 1, 1998 the rights and benefits of all participants who terminate employment on or after said date. Unless otherwise specifically provided herein or by law, the rights and benefits of participants who terminated employment on or before December 31, 1997 shall be determined in accordance with the provisions of this Plan as in effect on the date their employment terminated.

                                    ARTICLE I
                                   DEFINITIONS

        As used herein the following terms shall have the following meanings unless the context clearly requires otherwise.

        1.1 "Actuarial Equivalent" means equivalence in value between two or more forms and/or times of payment based on a determination by an actuary chosen by the Committee, using sound actuarial assumptions at the time of such determination.

        1.2 "Affiliate" means an Affiliate as defined in the Profit Sharing
Plan.

        1.3 "Beneficiary" means the person or persons designated by the Participant in writing on a form furnished by and filed with the Committee. If a Participant fails to make any designation, the person so designated shall not survive the Participant, or the legal entity so designated shall no longer be in existence or shall be legally incapable of receiving benefits hereunder, Beneficiary shall mean the estate of the Participant.

        1.4 "Board" means the Board of Directors of the Company.

        1.5 "Change in Control" means Change in Control as defined in the First Hawaiian, Inc. Stock Incentive Plan.

        1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

        1.7 "Committee" means the Executive Compensation Committee of the
Company.

        1.8 "Company" means First Hawaiian, Inc.

        1.9 "Compensation" means the base salary or wages plus any commissions, overtime pay, shift and other premiums, short-term incentive pay, and the annual bonus earned under the Company's Incentive Plan for Key Employees (or any successor to such plan) paid by a Participating Employer to a Participant. Such items of Compensation shall include any amount that is contributed by a Participating Employer pursuant to a salary reduction agreement and is not includible in the Participant's gross income under Section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code and any salary reduction elected by a Participant under a nonqualified plan. Such items of Compensation shall not include the cash portion of the Company's broad-based annual profit sharing program, contributions to employee benefit plans, lump sum vacation cashouts, and other extraordinary items not specifically included as Compensation in this Section 1.9.

        1.10 "Credited Service" means the Participant's years of Credited Service under the Retirement Plan as of December 31, 1995 plus one additional year of Credited Service for each calendar year thereafter during which the Participant is credited with a year of Credited Service under Article II of this Plan.

        1.11 "Early Retirement Date" means the first day of the calendar month coincident with or following the Participant's attainment of age 55 and completion of ten years of Vesting Service, provided that a Participant who has attained at least age 55 and completed five or more years of employment with the Participating Employers may retire early with the consent of the Committee.

        1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any other provision of law of similar purport as may at any time be substituted therefor.

        1.13 "Excess Benefit Plan" means the First Hawaiian, Inc. Excess Benefit Plan.

        1.14 "Final Average Compensation" means the average annual rate of Compensation of a Participant during the 60 consecutive calendar months out of the last 120 calendar months of employment with the Participating Employers that results in the highest such average. If a Member has fewer than 60 consecutive calendar months of Credited Service, his Final Average Compensation shall be the average annual rate of his Compensation on the first day of the month during each month of his Credited Service. If a

Member has at least 60 consecutive calendar months of Credited Service but less than 120 months of Credited Service, his Final Average Compensation shall be the average annual rate of his Compensation on the first day of the month during each of the 60 consecutive calendar months of Credited Service that results in the highest such average.

        1.15 "Future Plan" means the First Hawaiian, Inc. Future Plan.

        1.16 "Grandfathered Participant" means a Participant listed on Exhibit I to the Plan.

        1.17 "Grandfathered Supplemental Account" means an account recording the amount allocated to a Grandfathered Participant pursuant to Section 3.1 of this Plan as it existed on December 31, 1997 and such additional amounts as may be allocated to a Participant under Section 4.1 of this amended and restated Plan.

        1.18 "Grandfathered Supplemental Accrued Benefit" means a benefit determined pursuant to Section 4.2 of this amended and restated Plan.

        1.19 "Hour of Service" means an Hour of Service as defined in the Profit Sharing Plan. A Participant shall be credited with 173.33 Hours of Service for each calendar month during which he completes at least one Hour of Service.

        1.20 "Normal Retirement Date" means the first day of the calendar month coincident with or following the Participant's attainment of age 65.

        1.21 "Participant" means any person who has satisfied the eligibility requirements of Article III. The Committee shall designate whether a Participant is a Group I or Group II Participant.

        1.22 "Participating Employer" means the Company and any other employer which, with the Company's permission, elects to adopt the Plan for the benefit of some or all of its employees.

        1.23 "Plan" means the First Hawaiian, Inc. Supplemental Executive Retirement Plan as set forth herein and any amendments hereto as may be made from time to time.

        1.24 "Plan Year" means the calendar year.

        1.25 "Profit Sharing Contribution" means a contribution to the Profit Sharing Plan pursuant to Section 4.4 thereof.

        1.26 "Profit Sharing Plan" means the First Hawaiian, Inc. Profit Sharing Plan, including such amendments as may be made from time to time.

        1.27 "Retirement Plan" means the Employees' Retirement Plan of First Hawaiian, Inc., including such amendments as may be made from time to time.

        1.28 "Supplemental Retirement Benefit" means a benefit determined pursuant to Article V of this Plan.

        1.29 "Target Retirement Amount" means the amount determined by multiplying the Participant's Final Average Compensation by his target percentage. The Target Retirement Amount will be used as a target from which other forms of retirement benefits are subtracted, as provided in Article V, to arrive at the amount of the Supplemental Retirement Benefit actually payable to a Participant. A Group I Participant's target percentage shall equal 60% multiplied by a fraction, the numerator of which is the Participant's years of Credited Service, not to exceed 20, and the denominator of which is 20. A Group II Participant's target percentage shall equal 50% multiplied by a fraction, the numerator of which is the Participant's years of Credited Service, not to exceed 25, and the denominator of which is 25. In all cases, the adjusted target percentage shall be rounded to four decimal places.

        1.30 "Vesting Service" means a period for which vesting credit is granted pursuant to Article II of this Plan.

                                   ARTICLE II
                                  SERVICE RULES

Section 2.1  Credited Service.

        For employment on or after January 1, 1996, one year of Credited Service shall be granted for each calendar year during which a Participant is credited with at least 1,000 Hours of Service, including employment prior to the date participation in this Plan commenced.

Section 2.2  Vesting Service.

        One year of Vesting Service shall be granted for a Plan Year commencing on or after January 1, 1998 during which a Participant is credited with at least 1,000 Hours of Service. A Participant shall not accrue Vesting Service for any Plan Year prior to the Plan Year in which he initially becomes eligible to participate under Section 3.2 of this Plan and accrue a Supplemental Retirement Benefit.

Section 2.3  Termination of Employment.

        If a Participant terminates employment with the Participating Employers prior to becoming vested in his Supplemental Retirement Benefit that accrued after December 31, 1997, all of his Credited Service and Vesting Service shall be disregarded for purposes of determining his Supplemental Retirement Benefit.

                                   ARTICLE III
                            PARTICIPATION AND VESTING

Section 3.1  Grandfathered Benefits.

        (a) A Grandfathered Participant shall participate in this Plan as to his Grandfathered Supplemental Account and Grandfathered Supplemental Accrued Benefit. No other Participants shall be entitled to a Grandfathered Supplemental Account or a Grandfathered Supplemental Accrued Benefit.

        (b) A Grandfathered Participant's vested interest in his Grandfathered Supplemental Account shall be the same percentage as his vested interest in his Profit Sharing Account in the Profit Sharing Plan. A Grandfathered Participant's vested interest in his Grandfathered Supplemental Accrued Benefit shall be 100%.

Section 3.2  Supplemental Retirement Benefit.

        (a) (1) Eligibility to be a Participant in this Plan and accrue a Supplemental Retirement Benefit shall be limited to those employees who are designated by the Committee. The Committee shall designate whether the Participant is to participate as a Group I Participant or a Group II Participant.

            (2) The Committee may in its absolute discretion designate that a Participant shall cease to be eligible to accrue a Supplemental Retirement Benefit. In such a case, the Participant's Supplemental Retirement Benefit shall be limited to the amount thereof accrued prior to the date designated by the Committee.

        (b) A Participant shall become 100% vested in his Supplemental Retirement Benefit upon the first to occur of his (i) attainment of age 65 or
(ii) completion of five years of Vesting Service. A Participant shall forfeit his Supplemental Retirement Benefit if he terminates employment with the Participating Employers prior to attaining age 65 and completing five years of Vesting Service.

Section 3.3  Termination of Participation.

        Participation in this Plan shall terminate when a Participant has received all benefits to which he is entitled under this Plan.

                                   ARTICLE IV
                             GRANDFATHERED BENEFITS

Section 4.1  Grandfathered Supplemental Accounts.

        (a) (1) For each Plan Year commencing after December 31, 1997, the Participating Employers shall allocate to the Supplemental Account of a Grandfathered Participant the amount, if any, equal to the difference between
(i) the amount of the Profit Sharing Contributions allocable to him for such Plan Year without giving effect to Sections 401(a)(17) and 415 of the Code and using the definition of Compensation in this Plan and (ii) the amount of the Profit Sharing Contributions actually allocated to him under the Profit Sharing Plan for such Plan Year. The amount to be allocated to any Grandfathered Supplemental Accounts shall not be reduced by the amount the Participating Employers are required by law to pay to a governmental taxing authority as the Grandfathered Participant's portion of any withholding taxes, including taxes imposed on employees by the Federal Insurance Contributions Act of Chapter 21 of the Code.

            (2) A Grandfathered Participant shall be entitled to an allocation under this Section 4.1(a) for a Plan Year only if one of the following conditions is satisfied:

                      (i) He is employed by a Participating Employer or an Affiliate as of the last day of such Plan Year;

                      (ii) He died while in the employ of a Participating
               Employer or an Affiliate during such Plan Year;

                      (iii) He terminated employment due to a Disability (as
               defined in the Profit Sharing Plan) during such Plan Year; or

                      (iv) He was on a leave of absence at the close of such
               Plan Year and received Compensation during such Plan Year.

        (b) The Participating Employers shall make allocations to a Grandfathered Participant's Grandfathered Supplemental Account for a Plan

Year as of the last day of such Plan Year.

        (c) A Grandfathered Participant's vested interest in his Grandfathered Supplemental Account shall be the same percentage as his vested interest in his Profit Sharing Account.

        (d) As of the last day of each Plan Year the Committee shall adjust the balance, if any, of a Grandfathered Participant's Grandfathered Supplemental Account as follows:

               (1) First, the balance of the Grandfathered Supplemental Account as of the last day of the preceding Plan Year shall be adjusted by multiplying such balance by a number equal to one plus the decimal equivalent of the percentage yield as of the first week of the Plan Year on Treasury notes having five year maturities. The amount so credited shall not be reduced by the amount, if any, the Participating Employers are required by law to pay to a governmental taxing authority as the Participant's portion of any withholding taxes, including taxes imposed on employees by the Federal Insurance Contributions Act of Chapter 21 of the Code.

               (2) Second, the Committee shall credit such adjusted balance with the allocation, if any, to the Grandfathered Supplemental Account under Section 4.1(a) for such Plan Year.

        (e) A Grandfathered Participant shall be entitled to commence distribution of his Grandfathered Supplemental Account during the Plan Year following his termination of employment with the Participating Employers and the Affiliates. In the case of the death of a Grandfathered Participant, distribution of the vested balance of his Grandfathered Supplemental Account shall be made to his Beneficiary as soon as practicable after the Grandfathered Participant's death.

        (f) A Grandfathered Participant's Grandfathered Supplemental Account shall be distributed in such form (including, but not limited to, a lump sum or periodic payments) as the Committee shall determine in its sole discretion. A Grandfathered Participant may by written request filed with the Committee prior to his termination of employment with the Participating

Employers and the Affiliates that the Committee authorize a distribution of his Grandfathered Supplemental Account in a specific form. A Beneficiary may make a similar request prior to commencement of distribution of the Grandfathered Participant's Grandfathered Supplement Account. The Committee, in its sole discretion, shall determine whether to grant any such request.

        (g) All distributions of Grandfathered Supplemental Accounts shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

        (h) Withdrawals and loans shall not be permitted from any Grandfathered Supplemental Accounts.

Section 4.2  Grandfathered Supplemental Accrued Benefits.

        (a) A Grandfathered Participant shall be credited with a Grandfathered Supplemental Accrued Benefit equal to the difference, if any, between (i) the amount of his vested accrued benefit under the Retirement Plan prior to application of Sections 401(a)(17) and 415 of the Code and using the definition of Compensation in this Plan and (ii) the amount of his vested accrued benefit under the Retirement Plan. Clause (i) of the prior sentence shall be determined as though Section 1.2 of the Retirement Plan had not been amended by the Board on September 21, 1995.

        (b) (1) A Grandfathered Participant shall be entitled to commence distribution of his Grandfathered Supplemental Accrued Benefit as soon as practicable after the later of age 65 or his Late Retirement Date (as defined in the Retirement Plan).

            (2) If a Grandfathered Participant is eligible to retire on an Early Retirement Date, he may request in writing filed with the Committee to have his Grandfathered Supplemental Accrued Benefit commence at a designated date before his 65th birthday. The Committee, in its sole discretion, shall determine whether to grant such request. If the Committee approves such early retirement of a Group I Participant, his early retirement benefit calculated under this Section 4.2(b)(2) shall be reduced by 3% for each year by which the benefit commencement date precedes his 62nd birthday (prorated for partial years on a monthly basis). If the Committee approves such early retirement of a Group II Participant, his early retirement benefit calculated under this Section 4.2(b)(2) shall be reduced by 3% for each year by which the benefit commencement date precedes his 65th birthday (prorated for partial years on a monthly basis).

        (c) A Grandfathered Participant's Grandfathered Supplemental Accrued Benefit, including survivor benefits, shall normally be payable in the same form and at the same times as the payment of his accrued benefit in the Retirement Plan. A Grandfathered Participant may, however, request in a writing filed with the Committee prior to his termination of employment with the Participating Employers and the Affiliates that his Grandfathered Supplemental Accrued Benefit be distributed in a lump sum of Actuarial Equivalent value. The Committee, in its sole discretion, shall determine whether to grant such a request.

        (d) If a married Grandfathered Participant with a vested interest in his Grandfathered Supplemental Accrued Benefit dies prior to commencement of the distribution thereof, his surviving spouse shall be entitled to the survivor annuity that would have been payable under the Grandfathered Supplemental Accrued Benefit that would have been payable if the Grandfathered Participant had retired on the day before his death and elected a 50% joint and survivor annuity. A surviving spouse may, however, request in a writing filed with the Committee prior to commencement of payment of such survivor annuity that such benefit be distributed in a lump sum of Actuarial Equivalent value. The Committee, in its sole discretion, shall determine whether to grant such a request.

        (e) For purposes of determining an actuarial equivalent form of a Grandfathered Supplemental Accrued Benefit, the definition of "Actuarial Equivalent" in the Retirement Plan shall apply, provided that the amount of lump sum payments of a Grandfathered Supplemental Accrued Benefit shall be determined by using the applicable mortality table and the applicable interest rate. The term "applicable mortality table" means the table prescribed by the Secretary of the Treasury, which table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code). The term "applicable interest rate" means the annual rate of interest on 30-year Treasury securities for the first full calendar month preceding the first day of the Plan Year in which the lump sum distribution occurs.

        (f) Withdrawals and loans shall not be permitted from any Grandfathered Supplemental Accrued Benefit.

        (g) All distributions of Grandfathered Supplemental Accrued Benefit shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

Section 4.3  Change In Control.

        If the terms of a Change in Control provide that this Plan shall be assumed by the successor organization, then this Plan shall continue in accordance with its terms. If, however, the terms of a Change in Control do not so provide, then immediately prior to the occurrence of such a Change in Control the Plan shall automatically terminate and each Grandfathered Participant shall receive immediately prior to such Change in Control a lump sum distribution of his Grandfathered Supplemental Account and a lump sum of Actuarial Equivalent value of his Grandfathered Supplemental Accrued Benefit.

                                    ARTICLE V
                        SUPPLEMENTAL RETIREMENT BENEFITS

Section 5.1  Normal Retirement.

        (a) If a vested Participant retires on his Normal Retirement Date, the Participating Employer shall pay the Participant a monthly Supplemental Retirement Benefit equal to one-twelfth of the Target Retirement Amount less:

               (i) The value of his vested interest in the Retirement Plan converted to a monthly life annuity of Actuarial Equivalent value,

               (ii) 50% of his monthly primary Social Security benefit determined at age 65,

               (iii) The value of his vested Grandfathered Supplemental Account converted to a monthly life annuity of Actuarial Equivalent value,

               (iv) The value of his vested Grandfathered Supplemental Accrued Benefit converted to a monthly life annuity of Actuarial Equivalent value,

               (v) The value of his vested interest in his Profit Sharing Account in the Profit Sharing Plan converted to a monthly life annuity of Actuarial Equivalent value,

               (vi) The value of his vested interest in his Matching Account in the Profit Sharing Plan converted to a monthly life annuity of Actuarial Equivalent value,

               (vii) The value of his vested interest in the Future Plan converted to a monthly life annuity of Actuarial Equivalent value,

               (viii) The value of his vested interest in any employer contributions (as adjusted for earnings and losses) to a plan that was merged into the Profit Sharing Plan or the Future Plan converted to a monthly life annuity of Actuarial Equivalent value, and

               (ix) The value of his vested interest in the Excess Benefit

        Plan converted to a monthly life annuity of Actuarial Equivalent value.

        (b)    If the aggregate amount of the reductions in items (i) through
(ix) of Section 5.1(a) exceeds one-twelfth of the Participant's Target Retirement Amount, the Participant shall not receive a Supplemental Retirement Benefit. A Grandfathered Participant shall, however, be entitled to his Grandfathered Supplemental Account and his Grandfathered Accrued Benefit.

Section 5.2  Deferred Retirement.

        If a vested Participant retires subsequent to his Normal Retirement Date, the Participating Employer shall pay the Participant a Supplemental Retirement Benefit calculated pursuant to Section 5.1, provided that items (i) through (ix) of Section 5.1(a) shall be calculated based upon the Participant's age and the value of such benefits as of his retirement date.

Section 5.3  Early Retirement.

        (a) If a vested Participant retires at an Early Retirement Date, the Participating Employer shall pay the Participant a monthly Supplemental Retirement Benefit calculated pursuant to Section 5.1, provided that item (ii) of Section 5.1(a) shall be calculated as 50% of the Participant's primary Social Security benefit projected to be paid at age 65 based on the then current law and assuming no future increases in Compensation.

        (b) (1) If a Group I Participant retires with the approval of the Committee, his Target Retirement Amount shall be reduced by 3% for each year by which the benefit commencement date precedes his 62nd birthday (prorated for partial years on a monthly basis). If such a Participant retires without approval of the Committee, his Target Retirement Amount shall be reduced by 5% for each year by which the benefit commencement date precedes his 65th birthday (prorated for partial years on a monthly basis). For such a Participant who retires without approval of the Committee, his Target Retirement Amount shall be further reduced by a fraction equal to his actual years of Credited Service at termination over years of Credited Service the Participant would have had at age 65.

               (2) If a Group II Participant retires with the approval of the Committee, his Target Retirement Amount shall be reduced by 3% for each year by which the benefit commencement date precedes his 65th birthday (prorated for partial years on a monthly basis). If such a Participant retires without approval of the Committee, his Target Retirement Amount shall be reduced by 5% for each year by which the benefit commencement date precedes his 65th birthday (prorated for partial years on a monthly basis). For such a Participant who retires without approval of the Committee, his Target Retirement Amount shall be further reduced by a fraction equal to his actual years of Credited Service at termination over years of Credited Service the Participant would have had at age 65.

        (c) A Participant may elect to delay the receipt of early retirement benefits if the election is filed at least 30 days before his termination of employment. Benefits may not be delayed beyond age 65.

Section 5.4  Early Termination.

        (a) If a vested Participant terminates employment prior to his attainment of an Early Retirement Date, the Participating Employer shall pay the Participant a monthly Supplemental Retirement Benefit equal to clause (i) below multiplied by clause (ii) below:

               (i) The benefit calculated pursuant to Section 5.1, provided that item (ii) of Section 5.1(a) shall be calculated as 50% of the Participant's primary Social Security benefit projected to be paid at age 65 based on the then current law and assuming no future increases in Compensation.

               (ii) A fraction equal to the Participant's years of Credited Service at termination of employment over the years of Credited Service he would have had at age 65.

        (b) A Participant may elect to delay the receipt of early termination benefits if the election is filed at least 30 days before his termination of employment. Benefits may not be delayed beyond age 65.

Section 5.5  Change in Control Benefits.

        (a) If a Participant is Involuntarily Terminated within the 36 month-period following a Change in Control, he shall be granted three extra years of Credited Service under the Plan, and the greater of Compensation for the prior 12-month period or Final Average Compensation shall be used in determining his Supplemental Retirement Benefit. For such an Involuntarily Terminated Participant, his Supplemental Retirement Benefit shall commence to be paid at the later of his attainment of age 55 or his date of termination of employment. Such benefit shall be calculated pursuant to Section 5.3 and as if the Participant retired with the approval of the Committee.

        (b) A Participant may elect to delay the receipt of change of control benefits if the election is filed at least 30 days before his termination of employment. Benefits may not be delayed beyond age 65.

        (c) For purposes of this Section 5.5, "Involuntarily Terminated" means a Participant is discharged or resigns in response to a (i) change in day-to-day duties, (ii) reduction in Compensation or benefits, (iii) downward change of title, or (iv) relocation requested by a Participating Employer.

Section 5.6  Disability Retirement Benefit.

        (a) If a Participant terminates employment prior to his Normal Retirement Date as a result of a Disability, the Participating Employer shall pay such Participant a Supplemental Retirement Benefit commencing at his Normal Retirement Date equal to the amount he would have received at such time under
Section 5.1. For purposes of this calculation, Vesting Service and Credited Service shall continue to accrue during the period of Disability and the Participant's Final Average Compensation shall be based only on the amounts earned during the 60 months prior to Disability if this provides the Participant with a greater benefit.

        (b) For purposes of this Section 5.6, "Disability" means Disability as defined in the Profit Sharing Plan.

Section 5.7  Death Prior to Commencement of Benefit Payments.

        If a vested Participant dies prior to commencement of benefit payments under this Plan, the Participating Employer shall pay a supplemental survivor benefit to the Participant's surviving spouse. The amount of this supplemental survivor benefit shall be equal to one-half of the monthly accrued Supplemental Retirement Benefit the Participant would have been entitled to if he had terminated employment as of the date of his death and elected a 50% survivor annuity option. The supplemental survivor benefit shall be payable monthly for the life of the Spouse.

Section 5.8  Benefit Payments.

        (a) The normal form of benefit payment shall be a straight life annuity. Subject to Section 5.8(b), the Participant may request one of the following optional benefit forms of Actuarial Equivalent value:

               (1) A contingent annuitant option providing for an actuarially reduced amount of monthly income payable to the Participant and providing for the continuance of such income payments in (i) the same amount or (ii) one-half of such reduced amount to a contingent annuitant (a person designated by the Participant), if living, after the Participant's death. Monthly payments to the contingent annuitant shall commence on the first day of the calendar month following the month in which the Participant died, and shall continue monthly with the last payment being due in the calendar month in which the contingent annuitant's death occurs.

               (2) A ten-year certain and life option providing for actuarially reduced payments to the Participant for his life, and if the Participant's death occurs within a period of ten years after his benefit commencement date, payment of such amount to the person designated by the Participant for the balance of the ten-year period.

               (3) A fifteen-year certain and life option providing for actuarially reduced payments to the Participant for his life, and if the Participant's death occurs within a period of fifteen years after his benefit commencement date, payment of such amount to the person designated by the Participant for the balance of the fifteen-year period.

               (4) A lump-sum distribution.

        (b) A Participant may request an optional form of benefit payment or revoke such a request by filing a written request or revocation with the Committee at least 30 days prior to commencement of the benefit payments. The Committee in its sole discretion shall determine whether to grant a request for an optional form of benefit payment.

Section 5.9  Income Tax Withholding.

        All distributions under this Article V shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

                                   ARTICLE VI
                   ACCELERATED DISTRIBUTION AND BENEFIT MAKEUP

Section 6.1  Accelerated Distribution.

        (a) Notwithstanding any other provision of the Plan, at any time a Participant shall be entitled to receive, upon written request to the Committee, a lump-sum distribution of the Actuarial Equivalent of his unpaid vested Grandfathered Supplemental Account, Grandfathered Supplemental Accrued Benefit, and Supplemental Retirement Benefit on the date on which the Committee receives the written request. The amount of such benefits for a Participant who is then currently accruing benefits under this Plan shall be calculated assuming the Participant had terminated without permission on the date the distribution is requested. Each accelerated distribution shall be subject to a penalty equal to 10% of the amount that would otherwise be distributed, and that amount shall be forfeited by the Participant. The amount payable under this Section 6.1 shall be paid in a lump sum within 65 days following the Committee's receipt of the Participant's notice. Upon such payment, the Plan's obligations to the Participant for all benefits accrued to such date shall be extinguished.

        (b) If a Participant requests and obtains an accelerated distribution under this Section 6.1 and remains employed by a Participating Employer, the Participant shall cease to accrue further benefits under this Plan for the 12-month period following his request. If the Participant thereafter accrues any additional benefits under this Plan, any future payments shall be calculated in such manner as the Committee shall deem appropriate to prevent duplication of payment for such accelerated distribution.

Section 6.2  Excise Tax and Lost Benefit Makeup.

        If as a result of participating in the Plan a Participant is required to pay additional excise tax under Section 4999 of the Internal Revenue Code (herein the "Code") or receives a smaller benefit from any other employee benefit plan as a result of limitation imposed by Section 280G of the Code, then a makeup amount shall be payable from the Plan. This amount shall be equal to the amount of Section 4999 excise tax payable and any lost benefit from such other plan due to Section 280G of the Code, as a result of participation in the Plan, plus any excise tax and income taxes payable due to this payment. The Committee and the Participant shall cooperate in good faith in making such determination and in providing the necessary information for this purpose.

Section 6.3  Income Tax Withholding.

        All distributions under this Article VI shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

                                   ARTICLE VII
                      CERTAIN CONTRACTS AND PRIOR EMPLOYERS

Section 7.1  Additional Benefits Under Contracts.

        In addition to the benefits described in Articles III, IV, V, and VI, this Plan incorporates the provisions of any individual contract between a Participating Employer and a Participant to the extent such contract provides earlier vesting or additional benefits for the Participant under this Plan. This
Section 7.1 shall be interpreted and administered so that it neither conflicts with the contractual provisions that promise earlier vesting or additional benefits under this Plan nor results in the payment of duplicate benefits when payments under this Plan and under the contractual provision are considered together.

Section 7.2  First Interstate Bank of Hawaii.

        As of July 1, 1992, the First Interstate Bank of Hawaii Supplemental Retirement Plan (the "FIHI Plan") was merged into this Plan. Benefits accrued under the FIHI Plan prior to its merger into this Plan shall be preserved under a separate benefit schedule of this Plan maintained by the Committee and shall be coordinated with other Plan benefits as follows. After the merger of the FIHI Plan into this Plan, no new benefits shall accrue under the provisions of the FIHI Plan or the separate benefit schedule pertaining to it hereunder. In addition, there shall be no duplication of the benefits accrued under the FIHI Plan prior to the merger and benefits that are provided for the same period of service to the same individuals under this Plan. To this end, any payments owed under the separate benefit schedule for the former FIHI Plan shall be determined when Plan benefits are about to commence, and the benefit payable under this Plan to a Participant shall be the greater of his benefit under the FIHI Plan as of July 1, 1992 or his benefit under this Plan calculated from his date of hire with First Interstate Bank of Hawaii to the date of his termination of employment covered by this

Plan.

Section 7.3  Pioneer Federal Savings Bank.

        If a Participant's accrued benefit in the Retirement Plan includes amounts that accrued prior to January 1, 1994 under the Retirement Pension Plan of Pioneer Federal Savings Bank, his Grandfathered Supplemental Accrued Benefit shall be determined under Section 4.2, provided his Supplemental Retirement Benefit and Grandfathered Supplemental Accrued Benefit shall be based only on Credited Service (as defined in the Retirement Plan) earned after December 31, 1993.

                                  ARTICLE VIII
                                 ADMINISTRATION

Section 8.1  Committee.

        Subject to the limitations of this Plan and unless otherwise determined by the Board, the Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to administer this Plan, including:

               (1) To require as a condition to receiving any benefits under this Plan, any person to furnish such information that the Committee may reasonably request for the purpose of the proper administration of this Plan;

               (2) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of this Plan;

               (3) To decide questions concerning the interpretation of this Plan, including the eligibility of any person for benefits under this Plan;

               (4) To determine the amount of benefits that shall be payable to any person in accordance with the provisions of this Plan;

               (5) To delegate responsibility for performance of ministerial functions necessary for the administration of the Plan to such employees of the Company or a Participating Employer, including Participants, as the Committee shall deem appropriate; and

               (6) To employ the services of such other persons as the Committee may deem necessary or desirable in connection with this Plan, including but not limited to an actuary, legal counsel, an independent accountant, agents, and such clerical, medical, and accounting services as it may require in carrying out the provisions of this Plan or in complying with the requirements of ERISA.

Section 8.2  Indemnification, Insurance.

        The Participating Employers shall indemnify and save harmless and/or insure each fiduciary who is an employee or a director of a Participating Employer or an Affiliate against any and all claims, loss, damages, expense, and liability arising from his responsibilities in connection with this Plan, if the fiduciary acted in good faith and in a manner the fiduciary reasonably believed to be in or not opposed to the best interests of the Plan.

Section 8.3  Claims Procedure.

        The procedure for claiming benefits under this Plan shall be as follows:

        (a) The Committee shall determine the benefits due hereunder to a Participant or his Beneficiary or Beneficiaries, but a Participant or his Beneficiary or Beneficiaries may file a claim for benefits by written notice to the Committee.

        (b) If a claim is denied in whole or in part, the Committee shall give the claimant written notice of such denial, within a reasonable period of time following the filing of the claim. Such notice shall (i) specify the reason or reasons for the denial, (ii) refer to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary to perfect the claim and explain the need therefor, and (iv) explain the review procedure described in subparagraph (c) hereof.

        (c) The claimant may then appeal the denial of the claim to the Committee by filing written notice of such appeal with the Committee within 90 days after receipt of the notice of denial. The claimant or any authorized representative may, before or after filing notice of appeal, review any documents pertinent to the claim and submit issues and comments in writing. The Committee shall make its decision on such appeal within 60 days after receipt of the appeal (unless a longer period is requested by the claimant), and shall forthwith give written notice of such decision.

                                   ARTICLE IX
                         AMENDMENT, TERMINATION, MERGER

Section 9.1  Amendment.

        (a)    The Board may at any time amend this Plan.

        (b) No Plan amendment shall adversely affect Participants who shall have retired under this Plan prior to such action, nor shall any such amendment have the effect of decreasing the vested percentage or the amount of a Participant's Grandfathered Supplemental Account, Grandfathered Supplemental Accrued Benefit, or Supplemental Retirement Benefit.

Section 9.2  Termination or Partial Termination.

        (a) This Plan may be terminated in full or in part by the Board. The board of directors of a Participating Employer may terminate this Plan as to such Participating Employer.

        (b) Upon a full or partial termination of this Plan, (i) the Grandfathered Supplemental Account, Grandfathered Supplemental Accrued Benefit, and Supplemental Retirement Benefit of each Participant or retired Participant (or if the Participant or retired Participant has died, the portion of his Grandfathered Supplemental Account, Grandfathered Supplemental Accrued Benefit, and Supplemental Retirement Benefit to which his spouse or other Beneficiary is entitled) shall become vested and nonforfeitable and (ii) the value of his Grandfathered Supplemental Account and the Actuarial Equivalent value of his Grandfathered Supplemental Accrued Benefit and Supplemental Retirement Benefit shall be distributed in a lump sum to the Participant or retired Participant (or if the Participant or retired Participant has died, his spouse or other Beneficiary) within 30 days of the date of the resolution that terminates this Plan.

Section 9.3  Merger or Consolidation.

        If this Plan is merged into or consolidated with, or if its assets or liabilities are transferred to, any other plan, the provisions of such subsequent plan must provide that each Participant of this Plan would, if the subsequent plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer, that is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer.

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1  Unfunded Plan.

        (a) The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder if it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA that is not so exempt. In the event of such termination, all ongoing accruals shall terminate, no additional benefits shall accrue under the Plan, and the amount of each Participant's vested interest in the Plan shall be distributed to such Participant at such time and in such manner as the Committee, in its sole discretion, determines.

        (b) In the event of the Company's or a Participating Employer's insolvency, Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest, or claims in any property or assets of the Company or a Participating Employer, nor shall they be Beneficiaries of, or have any right, claim, or interest in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Company or a Participating Employer. In such event, any and all of the Company's or the Participating Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Company or the Participating Employer. The Company's and the Participating Employers' obligations under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

        (c) The Participating Employers shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the

Company may establish one or more trusts, with such trustees as the Committee may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's and the Participating Employers' creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Participating Employers shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Participating Employer.

Section 10.2  Rights of Participants.

        (a) No Participant shall, by reason of his participation in this Plan, have any interest in (i) any specific asset or assets of a Participating Employer or an Affiliate or (ii) any stock rights of any kind.

        (b) Neither the adoption of this Plan, the making of any allocation or accrual under this Plan, nor any action of a board of directors or the Committee in connection with the Plan shall be held or construed to confer upon any person any legal right to be continued as an officer or employee of a Participating Employer or an Affiliate.

        (c) No Participant shall have the right to assign, pledge, encumber, or otherwise dispose of (except to a Beneficiary upon his death) any of his interest in this Plan; nor shall his interest be subject to garnishment, attachment, transfer by operation of law, or any legal process.

Section 10.3  Misc. Rules.

        (a) Wherever used herein the masculine gender shall include the feminine and the singular number shall include the plural, unless the context clearly indicates otherwise.

        (b) The headings of articles and sections are included herein solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall be controlling.

        (c) Wherever a Participating Employer, the Company, or a board of directors is permitted or required to do or perform any act, matter, or thing under the terms of the Plan, it may be done and performed by any officer of a Participating Employer or the Company thereunto duly authorized.

        (d) To the extent not preempted by ERISA, the Plan shall be governed, construed, administered, and regulated according to the laws of the State of Hawaii.

        (e) All consents, elections, applications, designations, etc. required or permitted under the Plan must be made on forms prescribed by the Committee, and shall be recognized only if properly completed, executed, and filed with the Committee.

        (f) (1) Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor for whom a guardian or other person legally vested with the care of his person or estate has been appointed. If, however, the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency or because he or she is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

               (2) If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. If a person claiming or receiving benefits under the Plan is a minor, payment may be made to the custodian of an account for such person under the Uniform Gifts to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.

        TO RECORD the adoption of this amendment and restatement, First Hawaiian, Inc. has executed this document this 16th day of July, 1998.

                                            FIRST HAWAIIAN, INC.


                                            By   /s/ Herbert E. Wolff
                                            ------------------------------------
                                              Its Senior Vice President and
                                              Secretary

                                    EXHIBIT I

                           GRANDFATHERED PARTICIPANTS

        Alm, Robert A.
        Brown, Sharon S.
        Caulfield, Gary L.
        Cornejo, Linda B.
        Dods, Jr., Walter A.
        Farias, Brandt G.
        Felmet, Mark H.
        Freitas, Melvin T.
        Fujitani, Gary Y.
        Guerrero, Jr., A. R.
        Hirata, Dean K.
        Horner, Donald G.
        Huber, Thomas P.
        Johnstone, III, William B.
        Kajiyama, Edmund H.
        Karr, Howard H.
        Keir, Gerald J.
        Kubota, Koren K.
        Landgraf, John W.
        Lee, Jr., John K.
        Lumsden, George H.
        MacArthur, Roger P.
        Madison, David W.
        Maynard, Kristi L
        Mow, Melvin W. Y.
        Murakoshi, Michael J.
        Natori, Francis T.
        Omori, Vernon T.
        Otaguro, Curt T.
        Pai, Kenneth C. S.
        Pang, Gerald M.
        Pei, Edward Y. W.
        Shine, III, Frederick J.
        Sumida, Sheila M.
        Tomber, Barbara S.
        Tsui, John K.
        Wayman, James M.
        Whittemore, Thomas P.
        Williams, Gary D.
        Williams, Steve J.
        Wilson, Douglas D.
        Wolff, Herbert E.

        Yamada, Albert M.
        Yao, Lily
        Aoki, Harriet M.
        Chow, Winston K. H.
        Estepa, Romeo B.
        Sailer, Joseph R.
        Marcuccilli, Stephen J.
        Williamson, Richard C.

                              FIRST HAWAIIAN, INC.
                        INCENTIVE PLAN FOR KEY EXECUTIVES
                               AS AMENDED THROUGH
                                DECEMBER 13, 1989

First Hawaiian, Inc. (the "Company") hereby adopts a plan to be known as the First Hawaiian, Inc. Incentive Plan for Key
Executives as follows:

1. PURPOSE. The purpose of this Plan is to provide incentives to key executives of the Company and its Subsidiaries (the Company and its Subsidiaries are hereinafter collectively referred to as the "Group") to work for the progress of the Group by making available to them, subject to certain restrictions as more specifically hereinafter set forth, Incentive Awards.

2. THE COMMITTEE. The Plan shall be administered by a committee (hereinafter called the "Committee"), which shall consist of not less than three nor more than five members of the Board of Directors of the Company who are not officers of the Company or any of its Subsidiaries, and who shall be appointed by and serve at the pleasure of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have sole, final and conclusive authority to determine:

         a. Which executives of the Group are "key executives", it being understood that key executives normally will be only such executives as the Committee deems to be capable, by reason of their powers and duties, of exercising a significant influence upon the earnings and profitability of the Group or any company within the Group;

         b. Whether, and if so to which key executives, Incentive Awards shall be granted;

         c. The form in which Incentive Awards shall be made, that is to say, whether in cash, in common stock of the Company ("Common Stock"), or partly in cash and partly in Common Stock;

         d. In the case of an Incentive Award made wholly or partly in Common Stock, the restrictions to be imposed upon such Common Stock, which shall be not less than the minimum restrictions hereinafter set forth;

         e. Such rules, regulations, and policies for the administration of the Plan as the Committee shall deem advisable.

3.       INCENTIVE AWARDS.

         a. Grant. The Committee may, subject to the terms, provisions and limitations of this Plan, grant Incentive Awards in such amounts, in such form, and to such key executives, as the Committee may from time to time determine.

         b. Limitations. Any other term or provision of this Plan to the apparent contrary notwithstanding, (i) the aggregate amount (calculated as hereinafter provided) of all Incentive Awards granted in any one fiscal year of the Company shall not exceed two and one-half percent (2-1/2%) of the Consolidated Income Before Income Taxes and Securities Gains of the Group for the next preceding fiscal year of the Company, as shown in the Company's annual report to its stockholders for such year; and
                  (ii) the aggregate amount (calculated as aforesaid) of all Incentive Awards granted in any one fiscal year of the Company to any one key executive shall not exceed such executive's basic annual salary for such year.

         c. Form. Incentive Awards may be granted in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, all as the Committee may determine. The Committee shall not be required to make all Incentive Awards which are granted at the same time or to the same key executive in the same form, but may vary the form of Incentive Awards as it deems appropriate. The Committee may (but shall not be required to) consult with the key executive concerned with respect to the form of an Incentive Award, but no key executive shall have any right or power to specify or elect the form in which any Incentive Award shall be granted to him.

         d. Calculation of Amount. In calculating the amount or amounts of any Incentive Award or Awards, (i) so much thereof as shall be granted in cash shall be calculated at the amount of such cash, and (ii) so much thereof as shall have been granted in shares of Common Stock shall be calculated at the market value (as determined by the Committee, whose determination shall be final, conclusive, and binding) of the shares of Common Stock concerned at the date on which the Incentive Award concerned is granted.

4. AVAILABLE SHARES. There shall be available for grants of Incentive Awards such number of shares of Common Stock (i) as shall from time to time be held by the Company as treasury stock not otherwise reserved for any specific purpose, and (ii) as the Stockholders shall from time to time authorize for issuance for such purpose free of preemptive rights.

5. MINIMUM RESTRICTIONS ON DISPOSITION OF STOCK. Shares of Common Stock granted as, or as part of, Incentive Awards under this Plan shall be issued and registered in the name of the key executive concerned, who may voluntarily dispose of the same only at the earliest of the following events:

         (a)      his attaining 60 years of age,

         (b) his retirement under the retirement program of his employer then in effect,

         (c)      his death,

         (d) his termination of employment prior to retirement with the approval of the Company except termination for cause, or

         (e)      his completion of 20 full years of employment with the Group.

         A key executive may from time to time transfer legal title to all or any part of the shares of Common Stock granted as Incentive Awards under this Plan to himself as trustee of a fully revocable living trust of which he is the sole trustee and, for his lifetime, the sole income beneficiary. Nothing in this paragraph 5 contained nor any additional restriction imposed by paragraph 6 hereof shall restrict the right of a key executive to receive cash dividends on, and to vote, all shares of Common Stock granted to him as or as a part of an Incentive Award. Subparagraphs 5(a) and 5(e) above shall become effective on December 1, 1988.

6. OPTIONAL RESTRICTIONS. The Committee may, either at the time of making an Incentive Award or at any subsequent time, impose such additional restrictions on transfer of the shares granted hereunder (such as, without limitation, permitting transfer only in installments over a period of years) as it may deem to be advisable. In no event shall any transfer restrictions imposed under this paragraph 6 expire later than five years after the expiration of the earliest of the minimum restrictions set forth in subparagraphs 5(a) through (e) above, and if a key executive is terminated for cause during this period by any employer in the Group, any shares then still subject to such transfer restrictions shall ipso facto and without any further action by the key executive, the Committee, or the Company, be forfeited by such key executive and revert to and become the sole and absolute property of the Company, available for reissue pursuant to this Plan.

         Beginning with the 1989 plan year, all subsequent stock awarded to executives who previously met the minimum restrictions set forth in subparagraph 5(a), attaining 60 years of age, and/or subparagraph 5(e), completion of 20 full years of employment with the Group, will be restricted for five
         (5) years from the date the awards are made.

         If, however, such executives terminate employment by retirement, death, or termination with the approval of the Company, except termination for cause, all restrictions shall lapse.

7. TERMINATION OF SERVICE. Should the service of any key executive to whom shares have been granted as or as a part of an Incentive Award hereunder as an employee of the Company and of every Subsidiary of the Company be terminated for cause or otherwise cease, without the prior approval of the Company prior to his sixtieth birthday, his retirement, death, or his completion of 20 full years of employment with the Group, all shares granted to such key executive shall, ipso facto and without any further action by the key executive, the Committee or the Company, be forfeited by such key executive and revert to and become the sole and absolute property of the Company, available for reissue pursuant to this Plan. A transfer from one employer to another within the Group shall not constitute a termination of service for purposes of this paragraph.

8. ESCROW. In order to administer the restrictions set forth in paragraphs 5, 6 and 7 above, the certificates evidencing shares of Common Stock granted hereunder, although issued in the name of the key executive concerned, shall be held by the Company in escrow subject to delivery to the key executive or to the Company at such times and in such amounts as shall be under the terms of this Plan directed by the Committee. Certificates evidencing whole shares issued as a stock dividend on, or in any split-up of, shares so held in escrow (but not shares acquired by a key executive's exercise of subscription rights in respect of shares held in escrow) shall likewise be held in escrow by the Company on the terms hereinabove set forth but any fractional shares so issued shall not be subject to the escrow provisions but shall be the property of the key executive.

9. WITHHOLDING TAX. Shares of Common Stock granted hereunder shall be delivered to a key executive only upon payment by the key executive concerned to the Company of the amount of any withholding tax which may be imposed thereon under the provisions of the Internal Revenue Code as then in effect or any law of any other taxing jurisdiction requiring such withholding tax, and should such key executive fail to make such payment within thirty days following the date of removal of restrictions on the transfer of such shares, he shall be deemed to have instructed the Company as escrow holder to sell for his account at the best reasonably obtainable price so much of the shares deliverable to him as may be necessary to obtain the amount of such tax, the balance of such shares then to be delivered to him.

10. AMENDMENT. The Board of Directors of the Company may from time to time, by the affirmative vote of a majority of the whole Board, amend this Plan in whole or in part, provided always that no such amendment which would (a) increase the aggregate amount of Incentive Awards which may be granted in any one fiscal year, (b) increase the aggregate amount of Incentive Awards which may be granted to any one key executive in any one fiscal year, (c) limit or relax the minimum restrictions set forth in paragraph 5 hereof, or (d) modify this paragraph 10 hereof, shall become effective unless the same shall be approved by the vote of the holders of a majority of the Common Stock of the Company at a meeting called for such purpose.

11. TERMINATION. The Board of Directors of the Company may terminate this Plan at any time by the affirmative vote of a majority of the whole Board. Upon such termination, no further Incentive Awards shall be granted hereunder, but the provisions of this Plan shall continue in effect as to all Incentive Awards granted hereunder until all restrictions on all shares of Common Stock theretofore granted have expired or until all shares of Common Stock theretofore granted have been forfeited as herein provided, whichever shall first occur.

                                  AMENDMENTS TO
                              FIRST HAWAIIAN, INC.
                        INCENTIVE PLAN FOR KEY EXECUTIVES

         In accordance with paragraph 10 of the First Hawaiian, Inc. Incentive Plan for Key Executives (hereinafter the "Plan"), the Plan is hereby amended in the following respects:

         1. Paragraph 5 of the Plan is hereby amended to read in its entirety as follows:

         5.       MINIMUM RESTRICTIONS ON DISPOSITION OF STOCK.
                  Shares of Common Stock granted as, or part of, Incentive Awards under this Plan shall be issued and registered in the name of the key executive concerned, who may not voluntarily dispose of such shares for the five-year period from the date of such Incentive Awards. After the lapse of said five-year period, the key executive may dispose of such shares at the earliest of the following events:

                  (a) if he has attained age 60 or upon his attaining 60 years of age,

                  (b) upon his retirement under the retirement program of his employer then in effect,

                  (c)      upon his death,

                  (d) upon his termination of employment prior to retirement with the approval of the Company for reasons other than cause, or

                  (e) if he has completed 20 full years of employment with the Group or upon his completion of 20 full years of employment with the Group.

         A key executive may from time to time transfer legal title to all or any part of the shares of Common Stock granted as Incentive Awards under this Plan to himself as trustee of a fully revocable living trust of which he is the sole trustee, and for his lifetime, the sole income beneficiary. Nothing in this paragraph 5 nor any additional restriction imposed by paragraph 6 hereof shall restrict the right of a key executive to receive cash dividends on, and to vote, all shares of Common Stock granted to him as or as part of an Incentive Award.

         2. Paragraph 6 of the Plan is hereby amended to read in its entirety as follows:

         6. OPTIONAL RESTRICTIONS. The Committee may, either at the time of making an Incentive Award or at any subsequent time, impose such additional restrictions on transfer of the shares granted under this Plan (such as, without limitation, permitting transfer only in installments over a period of years) as it deems advisable. If a key executive is terminated for cause prior to the date all transfer restrictions under either this paragraph or paragraph 5 lapse, any shares then still subject to such transfer restrictions shall ipso facto and without any further action by the key executive, the Committee, or the Company be forfeited by such key executive and revert to and become the sole and absolute property of the Company, available for reissue pursuant to this Plan.

         The amendments set forth herein shall be effective for Incentive Awards granted on or after January 1, 1998.

         TO RECORD the adoption of these amendments, First Hawaiian, Inc. has executed this document this 16th day of July, 1998.


                                             FIRST HAWAIIAN, INC.


                                             By /s/ Herbert E. Wolff
                                                --------------------------------
                                                Its Senior Vice President and
                                                   Secretary

                                 FIRST HAWAIIAN

                           DIRECTORS' RETIREMENT PLAN

                                 FIRST HAWAIIAN

                           DIRECTORS' RETIREMENT PLAN

                        Article 1. Establishment of Plan

         1.1 Establishment and Name of Plan. First Hawaiian, Inc. (the "Company") hereby adopts the First Hawaiian Directors'
Retirement Plan, effective as of January 1, 1992.

         1.2 Purpose of Plan. The purpose of this Plan is to permit eligible Directors to qualify for retirement benefits that continue the payment of a portion of their annual retainer fee following their retirement from service as a Director.

         1.3 Application of Plan. The terms of this Plan apply only to eligible Directors of the Company on or after January 1, 1992. Any Director who does not meet the eligibility requirements for Plan participation or whose service terminated before January 1, 1992, shall not be entitled to benefits under this Plan.

                             Article 2. Definitions

         2.1 Definitions. The following definitions are in addition to any other definitions set forth elsewhere in the Plan. Whenever used in the Plan, the capitalized terms in this section shall have the meanings set forth below unless otherwise required by the context in which they are used:

         (a) "Beneficiary" means a person entitled to receive any continuing benefit payments that remain to be paid after a retired Participant's death, as determined under section 4.3.

         (b)      "Board" means the board of directors of the Company.

         (c)      "Company" means First Hawaiian, Inc.

         (d) "Director" means a member of the Board or a member of the board of directors of First Hawaiian Bank.

         (e) "Participant" means any Director who meets the eligibility requirements of the Plan, as set forth in Article 3, and includes, where appropriate to the context, any former Director who is entitled to benefits under the Plan.

         (f) "Plan" means this First Hawaiian Directors' Retirement Plan, as in effect from time to time.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine or feminine terminology shall also include the neuter and other gender, and the use of any term in the singular or plural shall also include the opposite number.

                            Article 3. Participation

         3.1 Eligibility for Participation. A person who serves as a Director on or after January 1, 1992, and is neither a current employee of the Company or one of its subsidiaries or affiliates nor a participant in the Company's qualified retirement plan or a former participant entitled to benefits under such plan shall become a Participant hereunder at the time specified in section
3.2. No Director who has retired as a Participant after becoming eligible to receive benefits hereunder shall be eligible to become a Participant upon again becoming a Director of the corporation from which he or she retired. However, this limitation shall not prevent a retired Director from resuming service as a Director and being treated as a Participant in accordance with section 3.3 with respect to any retirement benefits he or she previously earned during prior service in the same capacity.

         3.2 Date of Participation. Each Director who is eligible to participate in this Plan under section 3.1 shall become a Participant as of the later of:

         (a)      January 1, 1992, or

         (b) The date as of which he or she becomes a Director who satisfies the eligibility requirements of section 3.1.

         3.3 Duration of Participation. A Director who becomes a Participant shall continue to be a Participant for as long as he or she is an eligible Director or a retired Director who is entitled to receive benefits from this Plan.

                               Article 4. Benefits

         4.1 Eligibility for Retirement Benefits. A Participant shall be entitled to retire as a Director and receive benefit payments under the Plan after attaining age 65 and completing at least 10 years of service as a Director. After the satisfaction of these eligibility requirements, the termination of a Participant's service as a Director for any reason shall be considered a retirement. For purposes of the requirement to complete at least 10 years of service, service as a director of either the Company or First Hawaiian Bank shall be treated as service as a Director, but the same period shall not be counted more than one. Moreover, the periods that are counted shall include those occurring both before and after the January 1, 1992 effective date of the Plan. In the event of noncontinuous service, each period of continuous service shall be counted separately, and the total service shall be the sum of all such separate periods of continuous service. A Participant who ceases to be a Director either before attaining age 65 or before completing at lease 10 years of service as a Director shall not be entitled to any benefits hereunder unless he or she later satisfies such requirements after resuming service as a Director.

         4.2 Amount of Retirement Benefits. The annual amount of retirement benefits for a Participant who becomes eligible to receive them in accordance with section 4.1 shall be equal to 50 percent of the amount of the annual retainer being paid by the Company for services as a Director at the time of the Participant's retirement (excluding any other items of Director renumeration such as fees for attending meetings or serving on particular committees of the Board). This annual amount shall be paid for a period of ten years in accordance with section 4.3, and shall not be changed once the payments have commenced.

         4.3 Payment of Retirement Benefits. The Company shall pay the retirement benefits owed under this Article 4 in 120 equal monthly installments over a ten-year period commencing with the month after the month of the Participant's retirement under conditions that entitle the Participant to receive such benefits. If a retired Participant dies before receiving all 120 installments, any unpaid installments remaining at the Participant's death shall continue to be paid on a monthly basis to the Participant's Beneficiary. For this purpose, the Participant's Beneficiary shall be the person or entity who is entitled to receive the Plan payments under the deceased Participant's will, provided that the Participant's Beneficiary shall be the Participant's estate if a valid will of the Participant does not indicate who is to receive such payments. If a Participant dies before retiring with an entitlement to benefit payments under this Plan, there shall be no death benefits payable with respect to such Participant.

         4.4 Tax Reporting and Withholding. Participants are independent contractors rather than employees of the Company, and it is intended that they shall be responsible for all tax reporting and payments with respect to their Plan benefits to the full extent required or permitted by law. Nevertheless, the Company shall be entitled to take reasonable steps to comply with any federal, state or local tax withholding or reporting required of it by law with respect to Plan benefits. Prior to making or authorizing any payment under this Plan for which the Company may have a liability in the event of noncompliance with any tax or other legal requirement, the Company may require such documents from the payee or any taxing or other government authority having jurisdiction over the Company or the payee, or may require such indemnities or surety bond, as the Company shall reasonably consider necessary for its protection.

         4.5 Payment as Discharge. Payment to a Participant or Beneficiary, at his or her last known address, of any benefit that is due under the Plan shall constitute a complete discharge of the obligation to pay such benefit.

                            Article 5. Administration

         5.1 Administration by Board. The Plan shall be administered by the Board. The Board shall have discretionary authority to construe and interpret all provisions of the Plan, to adopt rules and practices concerning Plan administration, to decide all claims for benefits, and to take all other necessary or appropriate actions to carry out the purpose of the Plan. The Board may delegate responsibility for matters of recordkeeping and other routine administrative tasks with respect to the Plan. All interpretations, constructions, determinations, and other actions of the Board shall be conclusive and binding on all parties and shall be entitled to the maximum deference permitted by law.

No Director may vote on a Plan decision affecting his or her individual interest under the Plan in a matter that is not applicable to Participants in general.

                          Article 6. Absence of Funding

         6.1 Unfunded Status of Plan. The Plan is and shall remain unfunded for purposes of the Internal Revenue Code. Nothing contained in this Plan, and no action taken pursuant to any provision of this Plan, shall create or be construed to create a trust of any kind, or a fiduciary relationship among the Company, Participants, Beneficiaries, or any other persons including any subsidiary or affiliate of the Company. Furthermore, no Participant or Beneficiary shall have any interest in any specific asset of the Company or any of its subsidiaries or affiliates by operation of this Plan.

         6.2 Informal Funding Vehicles. Notwithstanding section 6.1, the Company may, but need not, arrange for the establishment and use of a grantor trust or other informal funding vehicle to facilitate the payment of benefits and to discharge the liability of the Company and participating Affiliates under this Plan to the extent of payments actually made from such trust or other informal funding vehicle.

Any investments and any creation or maintenance of memorandum accounts or a trust or other informal funding vehicle shall not create or constitute a trust or a fiduciary relationship between the Board or the Company or any of its subsidiaries or affiliates and a Participant, or otherwise create any vested or beneficial interest in any Participant or his or her Beneficiary or his or her creditors in any assets of the Company or any of its subsidiaries or affiliates whatsoever. Participants shall have no claim against the Company or any of other person for any changes in the value of any assets which may be invested or reinvested under any informal funding vehicle that may be established with respect to this Plan.

                      Article 7. Amendment and Termination

         7.1 Plan Amendment or Termination. The Company expects to continue this Plan indefinitely, but reserves the right to amend or discontinue it, in whole or in part, at any time if, in its sole judgment, such a change is necessary or desirable, subject only to the contractual rights of Participants to Plan benefits which have already been earned. Upon termination or partial termination of this Plan, the rights of all affected Participants and their Beneficiaries shall terminate, except that the Board shall use reasonable procedures to determine the value of each Participant's benefit, as of the date of the termination, and to provide for the payment of such value to the Participant or Beneficiary in accordance with the terms of the Plan.

                            Article 8. Miscellaneous

         8.1 Non-Alienation. Except as otherwise required by law, neither the Company nor any participating Affiliate shall make any payment or distribution under this Plan to any assignee or creditor of a Participant or Beneficiary. Prior to the time of a benefit payment under this Plan, a Participant or Beneficiary shall have no rights by way of anticipation or otherwise to assign or dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law or otherwise, including but without limitation by execution, levy, garnishment, attachment, pledge, lien, or bankruptcy.

         8.2 Records. The records of the Board with respect to the Plan shall be conclusive on all Participants, Beneficiaries, and other persons.

         8.3 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Board receives written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, statutory committee, or other person legally vested with the care of the person or estate has been appointed; provided, however, that if the Board shall find that any person to whom a benefit is payable under the Plan is unable to properly care for such persons' own affairs because of incompetency, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person or institution deemed by the Board to have incurred expenses for the person otherwise entitled to payment.

In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payment shall be made to such guardian provided that proper proof of appointment is furnished in a form and manner acceptable to the Board. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

         8.4 No Individual Liability. It is declared to be the express purpose and intention of the Plan that no liability whatsoever shall attach to or be incurred by any Directors or any stockholders or employees of the Company or any of its subsidiaries or affiliates or any representatives appointed hereunder, by reason of any term or condition of the Plan. The Company, through insurance or otherwise, shall indemnify any Board member, corporate officer, or other individual against any personal liability for actions taken or omitted in good faith in the performance of duties on behalf of the Company under this Plan.

         8.5 Illegality of Particular Provision. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but the Plan shall be construed in all respects as if such invalid provision were omitted.

         8.6 Applicable Law. This instrument shall be construed in accordance with and governed by the laws of the State of Hawaii to the extent not superseded by the laws of the United States.

                               AMENDMENT NO. 1 TO

                    FIRST HAWAIIAN DIRECTORS' RETIREMENT PLAN

         In accordance with Section 7.1 of the First Hawaiian Directors' Retirement Plan (hereinafter the "Plan"), the Plan is hereby amended in the following respects.

         1. The first sentence of Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

         A Participant shall be entitled to retire as a Director and receive benefit payments under the Plan after attaining age 55 and completing 10 years of service as a Director.

         2. The last sentence of Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

         A Participant who ceases to be a Director either before attaining age 55 or before completing at lease 10 years of service as a Director shall not be entitled to any benefits hereunder unless he or she later satisfies such requirements after resuming service as a Director.

         The amendments set forth herein shall be effective as of January 1, 1996.

                                 AMENDMENT NO. 2

                                       TO

                    FIRST HAWAIIAN DIRECTORS' RETIREMENT PLAN


         In accordance with Section 7.1 of the First Hawaiian Directors' Retirement Plan effective as of January 1, 1992, as amended (hereinafter the "Plan"), the Plan is hereby further amended as follows:

         The third sentence of Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

         For purposes of the requirement to complete at least 10 years of service, service as a director of either the Company, First Hawaiian Bank, First Interstate of Hawaii, Inc. or First Interstate Bank of Hawaii shall be treated as service as a Director, but the same period shall not be counted more than once.

The amendment set forth herein shall be effective as of January 1, 1998.

                              FIRST HAWAIIAN, INC.

                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----

PROLOGUE........................................................................................  1

ARTICLE I - DEFINITIONS.........................................................................  1

ARTICLE II - PARTICIPATION......................................................................  5

ARTICLE III - DEFERRAL MEMORANDUM ACCOUNTS

            Section 3.1           Deferral Election.............................................  6
            Section 3.2           Length of Deferrals...........................................  7
            Section 3.3           Deferral Memorandum Account...................................  7
            Section 3.4           Payment of Deferral
                                  Memorandum Account............................................  8
            Section 3.5           Accelerated Distributions..................................... 10
            Section 3.6           Financial Hardship
                                  Withdrawal.................................................... 11
            Section 3.7           Excise Tax and Lost
                                  Benefit Makeup................................................ 11
            Section 3.8           Income Tax Withholding........................................ 12

ARTICLE IV - GRANDFATHERED MEMORANDUM ACCOUNTS

            Section 4.1           No Further Deferrals.......................................... 12
            Section 4.2           Length of Deferrals........................................... 12
            Section 4.3           Grandfathered Memorandum
                                  Account....................................................... 12
            Section 4.4           Change in Control............................................. 14
            Section 4.5           Payment....................................................... 14

ARTICLE V - ADMINISTRATION

            Section 5.1           Committee..................................................... 16
            Section 5.2           Indemnification, Insurance.................................... 17
            Section 5.3           Claims Procedure.............................................. 17

ARTICLE VI - AMENDMENT, TERMINATION, MERGER

            Section 6.1           Amendment..................................................... 20
            Section 6.2           Termination or Suspension..................................... 20
            Section 6.3           Merger or Consolidation....................................... 20

ARTICLE VII - MISCELLANEOUS

            Section 7.1           Unfunded Plan................................................. 21
            Section 7.2           Rights of Participants........................................ 22
            Section 7.3           Misc. Rules................................................... 23

EXHIBIT I....................................................................................... 26

                              FIRST HAWAIIAN, INC.

                           DEFERRED COMPENSATION PLAN


                                    PROLOGUE

         The First Hawaiian, Inc. Deferred Compensation Plan (this "Plan") permits eligible employees to defer payment of certain compensation. This Plan is an unfunded deferred compensation arrangement solely for a select group of management or highly compensated employees of First Hawaiian, Inc. and its affiliates.

         This Plan is hereby amended and restated in its entirety. Unless otherwise specifically provided for herein or by law, the provisions set forth herein shall be effective as of January 1, 1998.

                                    ARTICLE I
                                   DEFINITIONS

         As used herein the following terms shall have the following meanings unless the context clearly requires otherwise.

         1.1 "Affiliate" means Affiliate as defined in the First Hawaiian, Inc. Profit Sharing Plan.

         1.2 "Base Interest" means the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto), or if such index is no longer published, a substantially similar index selected by the Committee.

         1.3 "Beneficiary" means the person, persons, or legal entity designated by the Participant to receive his benefits under this Plan in the event of his death. If a Participant fails to make any designation, the person so designated shall not survive the Participant, or the legal entity so designated shall no longer be in existence or shall be legally incapable of receiving benefits hereunder, Beneficiary shall mean the Participant's surviving spouse, or if there is no surviving spouse, the estate of the Participant.

         1.4      "Board" means the Board of Directors of the Company.

         1.5 "Change in Control" means Change in Control as defined in the First Hawaiian, Inc. Stock Incentive Plan.

         1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

         1.7 "Committee" means the Executive Compensation Committee of the Board.

         1.8      "Company" means First Hawaiian, Inc.

         1.9 "Deferral Memorandum Account" means an account maintained on behalf of a Participant with respect to any deferral of compensation pursuant to deferral elections made after December 31, 1997. For recordkeeping purposes, each Deferral Memorandum Account shall consist of two subaccounts: the "Base Account" and the "Retirement Account." The Base Account shall be credited with
(i) the amount of the deferrals
to the Deferral Memorandum Account and (ii) Base Interest and Performance Interest as provided in Section 3.3(b). The Retirement Account shall be credited with (i) the amount of the deferrals to the Deferral Memorandum Account and (ii) Base Interest, Performance Interest, and Retirement Interest as provided in
Section 3.3(c). At time of distribution, a Participant shall be entitled to either his Base Account or Retirement Account, not both.

         1.10 "Determination Date" means the last day of each calendar month.

         1.11 "Disability" means Disability as defined in the First Hawaiian, Inc. Profit Sharing Plan.

         1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any other provision of law of similar purport as may at any time be substituted therefor.

         1.13 "Financial Hardship" means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent (as defined in Section 152(a) of the Code) of the Participant, the loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that shall constitute an unforeseeable emergency shall depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved:

                (i) Through reimbursement or compensation by insurance or otherwise;

                (ii) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship;

                (iii) By cessation of deferrals under the Plan and any other plan maintained by a Participating Employer; or

                (iv) By borrowing from commercial sources on reasonable commercial terms.

         1.14 "Grandfathered Memorandum Account" means a Participant's Memorandum Account in this Plan created by deferrals elected prior to January 1, 1998. For periods commencing after December 31, 1997, interest shall be credited to a Participant's Grandfathered Memorandum Account as provided in Section 4.3(b).

         1.15 "IPKE" means the First Hawaiian, Inc. Incentive Plan for Key Executives, as amended from time to time.

         1.16 "LTIP" means the First Hawaiian, Inc. Long-Term Incentive Plan, as amended from time to time.

         1.17 "Participant" means any person selected for participation pursuant to Article II.

         1.18 "Participating Employer" means the Company or any other employer which, with the Company's permission, elects to adopt the Plan.

         1.19 "Performance Interest" means a dollar amount equal to 26-2/3% of the Base Interest credited to the Participant's Base Account or Retirement Account, as the case may be, for a Plan Year.

         1.20 "Plan" means the First Hawaiian, Inc. Deferred Compensation Plan, as set forth herein and as amended from time to time.

         1.21 "Retirement" means termination of employment on or after (i) attainment of age 65, (ii) attainment of age 55 and completion of ten years of Vesting Service (as defined in the First Hawaiian, Inc. Profit Sharing Plan),
(iii) attainment of age 62 with the consent of the Committee.

         1.22 "Retirement Interest" means a dollar amount equal to 13-1/3% of the Base Interest credited to the Participant's Base Account or Retirement Account, as the case may be, at a Determination Date.

         1.23 "Special Deferral" means a deferral pursuant to the Plan that is payable on a specified date other than the Participant's termination of employment.

                                   ARTICLE II
                                  PARTICIPATION

         The Committee shall select the employees of a Participating Employer eligible to be Participants. Participants shall be selected from executive and other key employees who because of their management or staff positions have the principal responsibility for the management, direction, and success of the Company or a Participating Employer. A director of a Participating Employer who is a full-time employee of the Participating Employer shall be eligible to participate in the Plan.

                                   ARTICLE III
                          DEFERRAL MEMORANDUM ACCOUNTS

Section 3.1  Deferral Election.

         (a) A Participant may elect one or more of the following deferrals for which he is eligible to his Deferral Memorandum Account.

                   (1) On a date prior to December 1 of each year, a Participant who is eligible for IPKE may elect to defer the payment of all or a portion of his IPKE cash bonus for the then current fiscal year.

                   (2) On a date that is at least three months before the end of a "Performance Period" under the LTIP, a Participant who may become entitled to receive payment of an award for such period under such plan may elect to defer all or part of any payment of such award.

                   (3) On a date prior to January 1, a Participant may elect to defer the payment of a percentage (not in excess of 90%) of his base salary for the next calendar year.

         (b) (1) Except as provided in Section 3.1(b)(2), the deferral election shall be irrevocable and shall be made on a form prescribed by the Committee. Any annual cash bonus under IPKE, any base salary, and any award under the LTIP for which a Participant has not elected to defer under this Plan shall be paid without regard to this Plan.

                   (2) The Committee may permit a Participant to reduce the amount of a deferral election or to revoke a deferral election as to any remaining deferral amounts thereunder upon a finding that the Participant has suffered a Financial Hardship.

         (c) The amount to be credited to a Deferral Memorandum Account shall be subject to reduction by the amount the Participating Employer is required by law to pay to a governmental taxing authority as the Participant's portion of any withholding taxes, including taxes imposed on employees by the Federal Insurance Contributions Act of Chapter 21 of the Code. The Committee may authorize a Participant to satisfy such withholding tax payment in a manner that does not reduce the amount credited to his Memorandum Account.

Section 3.2  Length of Deferrals.

         (a) If a deferral is elected, the period of deferral shall (except as provided in Section 3.2(b)) end with the Participant's Retirement, death, Disability, resignation, or other termination of employment with the Company, the Participating Employers, and the Affiliates.

         (b) The Committee may, in its sole discretion, approve Special Deferrals. Such Special Deferrals shall be subject to the same rules as in
Section 3.1 above, except for the time of payment.

Section 3.3  Deferral Memorandum Account.

         (a) The Committee shall cause a Participating Employer to establish a Deferral Memorandum Account for each Participant employed by it who has elected a deferral under this amended and restated Plan. Except as otherwise specifically provided, a Participant shall be fully vested in his Deferral Memorandum Account at all times. A separate Deferral Memorandum Account shall be kept for any deferral that may be paid in a different manner or may be paid commencing on a different date from other deferrals. The Deferral Memorandum Account balances of a Participant shall represent the Participating Employer's obligation to pay the deferred amount to the Participant or his Beneficiary.

         (b) Base Interest on a Participant's Base Account shall be calculated as of each Determination Date (herein "such date") based upon the average daily balance of the Base Account since the preceding Determination Date and shall be credited to the Participant's Base Account at such date. In addition to Base Interest, as of December 31 of each year the Committee may, in its sole discretion, credit Performance Interest for such year to a Participant's Base Account based upon its evaluation of the Participant's job performance for such year.

         (c) Base Interest and Retirement Interest on a Participant's Retirement Account shall be calculated as of each Determination Date (herein "such date") based upon the average daily balance of the Retirement Account since the preceding Determination Date and shall be credited to the Participant's Retirement Account at such date. In addition to Base Interest and Retirement Interest, as of December 31 of each year the Committee may, in its sole discretion, credit Performance Interest for such year to a Participant's Retirement Account based upon its evaluation of the Participant's job performance for such year.

Section 3.4  Payment of Deferral Memorandum Account.

         (a)       (1)     Upon a Participant's termination of employment
with the approval of the Committee, Retirement,  death, or

Disability or upon a Special Deferral payment date subsequent to such event, the Participant, or in the case of his death, his Beneficiary, shall be paid an amount equal to the balance of the Participant's Retirement Account as of such date.

                   (2) Upon a Participant's termination of employment for any reason other than termination of employment with the approval of the Committee, Retirement, death, or Disability or upon a Special Deferral payment date prior to termination of employment with the approval of the Committee, Retirement, death, or Disability, the Participant, or in the case of his death, his Beneficiary, shall be paid an amount equal to the balance of the Participant's Base Account as of such date.

               (b) (1) Except for accelerated distributions pursuant to Section
3.5 or Financial Hardship distributions pursuant to Section 3.6, all distributions shall be paid in the form selected by the Participant at the time of the deferral election from among the following alternatives:

                              (i)   A lump sum;
                             (ii)   Substantially equal annual installments
amortized over a period of five, ten, or 15 years; or

                            (iii)   Any other method that is the Actuarial
Equivalent (as defined in the First Hawaiian, Inc. Supplemental Executive Retirement Plan) of the amount to be distributed.

Distribution shall commence as soon as practicable after the event entitling the Participant or Beneficiary to distribution.

         (2) Notwithstanding the foregoing, if the amount to be distributed from a Participant's Deferral Memorandum Account is less than $20,000, the Committee may in its sole discretion pay the Participant in a lump sum.

Section 3.5  Accelerated Distributions

         (a) Prior to a Participant's termination of employment with the approval of the Committee, Retirement, death, or Disability or prior to a Special Deferral payment date for a Special Deferral, a Participant may at any time upon written request to the Committee receive a lump sum distribution equal to 90% of the balance of his Base Account as of the Determination Date immediately preceding the date on which the Committee receives such written request. The remaining balance of the Participant's Base Account shall be forfeited and the Participant shall not be allowed to participate in this Plan in the future.

         (b) Subsequent to a Participant's termination of employment with the approval of the Committee, Retirement, death, or Disability or subsequent to Special Deferral payment date for a Special Deferral, a Participant may at any time upon written request to the Committee receive a lump sum distribution equal to 90% of the balance of his Retirement Account as of the Determination Date immediately preceding the date on which the Committee receives such written request. The remaining balance of the Participant's Retirement Account and all of his Base

Account shall be forfeited and the Participant shall not be allowed to participate in this Plan in the future.

         (c) The amount payable under this Section 3.5 shall be paid within 65 days following the Committee's receipt of such notice.

Section 3.6  Financial Hardship Withdrawal

         Upon its finding that a Participant has suffered a Financial Hardship or a Disability, the Committee may in its sole discretion make distributions from the Participant's Base Account prior to the time otherwise specified in the Plan for payment thereof. The amount of any such distribution shall be limited to the amount reasonably necessary to meet the Participant's Financial Hardship or Disability. The Participant's Base Account and his Retirement Account shall be reduced by the amount of such distribution.

Section 3.7  Excise Tax and Lost Benefit Makeup.

         If as a result of participating in the Plan a Participant is required to pay additional excise tax under Section 4999 of the Code or receives a smaller benefit from any other employee benefit plan as a result of limitation imposed by Section 280G of the Code, then a makeup amount shall be payable from the Plan. This amount shall be equal to the amount of Section 4999 excise tax payable and any lost benefit from such other plan due to Section 280G of the Code, as a result of participation in the Plan, plus any excise tax and income taxes payable due to this payment. The Committee and the Participant shall cooperate in good faith in making such determination and in providing the necessary information for this purpose.

Section 3.8  Income Tax Withholding.

         All distributions under this Article III shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

                                   ARTICLE IV
                        GRANDFATHERED MEMORANDUM ACCOUNTS

Section 4.1  No Further Deferrals.

         No deferrals shall be made to a Grandfathered Memorandum Account pursuant to any election made after December 31, 1997.

Section 4.2  Length of Deferrals.

         (a) If a deferral to a Grandfathered Memorandum Account was elected, the period of deferral shall (except as provided in Section 4.2(b)) end with the Participant's Retirement, death, Disability, resignation, or other termination of employment with the Company, the Participating Employers, and the Affiliates.

         (b) If the Committee approved a Special Deferral to a Participant's Grandfathered Memorandum Account, such deferral shall remain subject to the terms thereof.

Section 4.3  Grandfathered Memorandum Account.

         (a) The Committee shall cause a Participating Employer to maintain the Grandfathered Memorandum Account established for each Participant until such account is distributed in full. A Participant shall be fully vested in his Grandfathered Memorandum Account at all times. A separate Grandfathered Memorandum

Account shall be kept for any deferral that may be paid in a different manner or may be paid commencing on a different date from other deferrals. The Grandfathered Memorandum Account balances of a Participant shall represent the Participating Employer's obligation to pay the deferred amount to the Participant or his Beneficiary.

         (b) A Grandfathered Memorandum Account shall be credited with assumed earnings in accordance with this Section 4.3(b). In general, assumed earnings shall be credited once annually, as of December 31 of each year, so that the earnings for the current year are part of the opening balance of the next calendar year. The Committee may, however, authorize the crediting of assumed earnings at other dates during a calendar year, provided that any later calculation of earnings during or at the end of the same calendar year shall be made in a manner designed to produce approximately the same total earnings for the year as would a one-time, December 31 calculation. Notwithstanding the foregoing, earnings for a partial year shall be credited for the period up to the distribution date for a payment that is made at any date during a year other than in January.

         (c) In determining the balances of a Grandfathered Memorandum Account on which earnings are credited, the provisions of the Plan as in effect on December 31, 1997 shall apply.

         (d) The rate to be used in crediting assumed earnings for each calendar year or partial year shall be the greater of (i) First Hawaiian Bank Prime Rate as in effect at the beginning of the calendar year or (ii) the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto), or if such index is no longer published, a substantially similar index selected by the Committee. When earnings are credited during a year in conjunction with a payment at a time other than in January of less than the entire remaining Grandfathered Memorandum Account balance, the determination of such interim earnings shall be made in an administratively feasible manner that prevents or minimizes the possibility of crediting additional earnings on the interim earnings at the end of the year.

Section 4.4  Change in Control.

         If the terms of a Change in Control provide that this Plan shall be assumed by the successor organization, then the Participant's rights regarding his Grandfathered Memorandum Account shall continue in accordance with the terms of the Plan. If, however, the terms of a Change in Control do not so provide, then immediately prior to the occurrence of such a Change in Control, each Participant shall automatically receive a lump sum distribution of his Grandfathered Memorandum Account.

Section 4.5  Payment.

         (a) Upon the Retirement, death, Disability, resignation, or other termination of employment of a Participant or upon a Special Deferral payment date, the Participant, or in the case of his death, his Beneficiary, shall be paid an amount equal to the balance of the Participant's Grandfathered Memorandum Account, plus assumed earnings (determined pursuant to Section 4.3) to the date of distribution.

         (b) Payment shall be made in cash in (i) a single lump sum or (ii) installments payable once each calendar year over a specified period of up to 12 years. The first installment shall be paid as soon as practicable after the Participant's termination of employment and each subsequent installment shall be paid in the January following the immediately preceding payment. Such installments shall be in substantially equal payments, except that the first installment shall be prorated so that it bears the same proportion to a full annual installment as the remainder of the year following the calculation date bears to the full year.

         (c) (1) Payment of a Special Deferral to a Participant's Grandfathered Memorandum Account shall be made in a lump sum on the specified payment date; installment payment of such a Special Deferral shall not be permitted.

                 (2) The Committee shall determine the form of payment of any other deferrals to a Participant's Grandfathered Memorandum Account, and prior to doing so, may consider an expression of the Participant's preference that is made at any time up to one year before the triggering event for the payment. Payment of such other deferrals shall be made or commence as soon as practicable following the Participant's Retirement, death, Disability, resignation, or other termination of employment.

         (d) The Committee, in its sole discretion, may accelerate the payment of the unpaid balance of a Participant's Grandfathered Memorandum Account in the event of the Participant's Retirement, death, Disability, resignation, or termination of employment or upon its determination that the Participant (or his Beneficiary in the case of his death) has incurred a severe, unforeseeable financial hardship creating an immediate and heavy need for cash that cannot reasonably be satisfied from sources other than an accelerated payment from this Plan. The Committee in making its determination may consider such factors and require such information as it deems appropriate.

         (e) All distributions under this Article IV shall be subject to withholding taxes that the Participating Employer is required by law to withhold.

                                    ARTICLE V
                                 ADMINISTRATION

Section 5.1  Committee.

         Subject to the limitations of this Plan and unless otherwise determined by the Board, the Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to administer this Plan, including:

                  (1) To require as a condition to receiving any benefits under this Plan, any person to furnish such information that the Committee may reasonably request for the purpose of the proper administration of this Plan;

                  (2) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of this Plan;

                  (3) To decide questions concerning the interpretation of this Plan, including the eligibility of any person for benefits under this Plan;

                  (4) To determine the amount of benefits that shall be payable to any person in accordance with the provisions of this Plan;

                  (5) To delegate responsibility for performance of ministerial functions necessary for the administration of the Plan to such employees of the Company or a Participating Employer, including Participants, as the Committee shall deem appropriate; and

                  (6) To employ the services of such other persons as the Committee may deem necessary or desirable in connection with this Plan, including but not limited to an actuary, legal counsel, an independent accountant, agents, and such clerical, medical, and accounting services as it may require in carrying out the provisions of this Plan or in complying with the requirements of ERISA.

Section 5.2  Indemnification, Insurance.

         The Participating Employers shall indemnify and save harmless and/or insure each fiduciary who is an employee or a director of a Participating Employer or an Affiliate against any and all claims, loss, damages, expense, and liability arising from his responsibilities in connection with this Plan, if the fiduciary acted in good faith and in a manner the fiduciary reasonably believed to be in or not opposed to the best interests of the Plan.

Section 5.3  Claims Procedure.

         (a) The procedure for claiming benefits under this Plan shall be as follows:

                  (1) The Committee shall determine the benefits due hereunder to a Participant or his beneficiary or beneficiaries, but a Participant or his beneficiary or beneficiaries may file a claim for benefits by written notice to the Committee.

                  (2) If a claim is denied in whole or in part, the Committee shall give the claimant written notice of such denial, within a reasonable period of time following the filing of the claim. Such notice shall (i) specify the reason or reasons for the denial, (ii) refer to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary to perfect the claim and explain the need therefor, and
(iv) explain the review procedure described in subparagraph (3) hereof.

                  (3) The claimant may then appeal the denial of the claim to the Committee by filing written notice of such appeal with the Committee within 90 days after receipt of the notice of denial. The claimant or any authorized representative may, before or after filing the notice of appeal, review any documents pertinent to the claim and submit issues and comments in writing. The Committee shall make its decision on such appeal within 60 days after receipt of the appeal (unless a longer period is requested by the claimant), and shall forthwith give written notice of such decision.

         (b) (1) Notwithstanding Section 5.3(a), in the event of a Change in Control a Participant may submit any claim for payment to arbitration as follows. On or after the second day following the termination of the Participant's employment or other event triggering a right to payment, a claim may be filed orally with an arbitrator of the Participant's choice and thereafter the Company shall be notified orally.

                  (2) The arbitrator must be (i) a member of the National Academy of Arbitrators or a person who currently appears on arbitration panels issued by the Federal Mediation and Conciliation Service or the American Arbitration Association or (ii) a retired judge of the State of Hawaii who served at the appellate level.

                  (3) The arbitration hearing shall be held within 24 hours (or as soon thereafter as possible) after filing of the claim unless the Participant and the Company agree to a later date. No continuance of said hearing shall be allowed without the mutual consent of the Participant and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures that expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his sole discretion upon deciding he has heard sufficient evidence to satisfy issuance of an award. In reaching a decision, the arbitrator shall be limited to interpreting this Plan; he shall have no authority to ignore, change, modify, add to, or delete from any provision of this Plan.

                  (4) The arbitrator's award shall be rendered as expeditiously as possible, and in no event, later than seven days after the close of the hearing. If the arbitrator finds that any payment is due to the Participant under the Plan, the arbitrator shall order the Company or Participating Employers to pay that amount to the Participant within 48 hours after the decision is rendered. The award of the arbitrator shall be final and binding upon the Participant and the Company and the Participating

Employers. Judgment upon the award rendered by the arbitrator may be entered in any court in the State of Hawaii or in any other court of competent jurisdiction.

                  (5) In the case of any arbitration regarding this Agreement, the Participant shall be awarded the Participant's costs, including attorney's fees. The Company shall pay the arbitrator's fee and all necessary expenses of the hearing, including any stenographic reporter so employed.

                                   ARTICLE VI
                         AMENDMENT, TERMINATION, MERGER

Section 6.1  Amendment.

         The Board may at any time amend this Plan. No Plan amendment shall decrease the amount of a Participant's Deferral Memorandum Account or Grandfathered Memorandum Account or his right thereto.

Section 6.2  Termination or Suspension.

         The Board may at any time terminate or suspend further deferrals to this Plan. No termination or suspension shall decrease the Participant's Deferral Memorandum Account or Grandfathered Memorandum Account or his right thereto.

Section 6.3  Merger or Consolidation.

         If this Plan is merged into or consolidated with, or if its assets or liabilities are transferred to, any other plan, the provisions of such subsequent plan must provide that each Participant of this Plan would, if the subsequent plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer, that is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer.

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.1  Unfunded Plan.

         (a) The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA, and therefore exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder if it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt. In the event of such termination, all ongoing deferral elections shall terminate, no additional benefits shall accrue under the Plan, and the amount of each Participant's vested interest in the Plan shall be distributed to such Participant at such time and in such manner as the Committee, in its sole discretion, determines.

         (b) In the event of the Company's or a Participating Employer's insolvency, Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company or a Participating Employer, nor shall they be beneficiaries of, or have any right, claim, or interest in any life insurance policies, annuity contracts, or the proceeds therefrom owned or that may be acquired by the Company or a Participating Employer. In such event, any and all of the Company's or the Participating Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Company or the Participating Employers. The Company's and the Participating Employers' obligations under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

         (c) The Participating Employers shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Company may establish one or more trusts, with such trustees as the Committee may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's and the Participating Employers' creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Participating Employers shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Participating Employers.

Section 7.2  Rights of Participants.

         (a) No Participant shall, by reason of his participation in this Plan, have any interest in (i) any specific asset or assets of a Participating Employer or an Affiliate or (ii) any stock rights of any kind.

         (b) Neither the adoption of this Plan, the making of any deferrals under this Plan, nor any action of the Board or the

Committee in connection with the Plan shall be held or construed to confer upon any person any legal right to be continued as an officer or employee of a Participating Employer or an Affiliate.

         (c) No Participant shall have the right to assign, pledge, encumber, or otherwise dispose of (except to a Beneficiary upon his death) any of his interest in this Plan; nor shall his interest be subject to garnishment, attachment, transfer by operation of law, or any legal process.

Section 7.3  Misc. Rules.

         (a) Wherever used herein the masculine gender shall include the feminine and the singular number shall include the plural, unless the context clearly indicates otherwise.

         (b) The headings of articles and sections are included herein solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall be controlling.

         (c) Wherever a Participating Employer, the Company, or the Board is permitted or required to do or perform any act, matter, or thing under the terms of the Plan, it may be done and performed by any officer of a Participating Employer or the Company thereunto duly authorized.

         (d) To the extent not preempted by ERISA, the Plan shall be governed, construed, administered, and regulated according to the laws of the State of Hawaii.

         (e) All consents, elections, applications, designations, etc. required or permitted under the Plan must be made on forms prescribed by the Committee, and shall be recognized only if properly completed, executed, and filed with the Committee.

         (f) (1) Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor for whom a guardian or other person legally vested with the care of his person or estate has been appointed. If, however, the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency or because he or she is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

                  (2) If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. If a person claiming or receiving benefits under the Plan is a minor, payment may be made to the custodian of an account for such person under the Uniform Gifts to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.

         TO RECORD the adoption of this document, First Hawaiian, Inc. has executed this document this 19th day of February, 1998.


                                               FIRST HAWAIIAN, INC.


                                               By     /s/ Herbert E. Wolff
                                                  ------------------------------
                                                  Its Senior Vice President and
                                                     Secretary

                                    EXHIBIT I

                         FORM OF BENEFICIARY DESIGNATION
                              FIRST HAWAIIAN, INC.
                           DEFERRED COMPENSATION PLAN

        I hereby direct that, if I die prior to the payment in full of my vested interest in my Deferral Memorandum Account and Grandfathered Memorandum Account in the First Hawaiian, Inc. Deferred Compensation Plan (hereinafter the "Plan"), any unpaid balance be paid to:


            Name:
                    -------------------------------

         Address:
                    -------------------------------


                    -------------------------------




         This beneficiary designation revokes any and all other beneficiary designations under the Plan made prior to the date of this designation.


Dated:
       ------------------------        ------------------------------------
                                                  Participant

Receipt acknowledged:
Committee

By
    ----------------------------

Dated:
       -------------------------

                               AMENDMENT NO. 1 TO
                              FIRST HAWAIIAN, INC.
                           DEFERRED COMPENSATION PLAN

         In accordance with Section 6.1 of the First Hawaiian, Inc. Deferred Compensation Plan (hereinafter the "Plan"), the last sentence of Section 3.5(a) of the Plan is hereby amended to read in its entirety as follows:

         The remaining balance of the Participant's Base Account shall be forfeited and the Participant shall not be allowed to participate in this Plan for the 12-month period following his request.

         The amendments set forth herein shall be effective as of January 1, 1998.

         To RECORD the adoption of these amendments, First Hawaiian, Inc. has executed this document this 16th day of July, 1998.


                                           FIRST HAWAIIAN, INC.



                                           By       /s/ Herbert E.Wolff
                                              ----------------------------------
                                              Its Senior Vice President and
                                                 Secretary

                              FIRST HAWAIIAN, INC.

                            1998 STOCK INCENTIVE PLAN

                 (Amended and Restated as of February 19, 1998)

                              FIRST HAWAIIAN, INC.

                            1998 STOCK INCENTIVE PLAN



                                TABLE OF CONTENTS


Article      Section                                                          Page
-------      -------                                                          ----
             PROLOGUE                                                           1

ARTICLE I    DEFINITIONS                                                        2

ARTICLE II   ADMINISTRATION

             Section 2.1   The Committee                                        6
             Section 2.2   Authority of the Committee                           6
             Section 2.3   Indemnification, Insurance                           6

ARTICLE III  SHARES SUBJECT TO PLAN

             Section 3.1   Number of Shares                                     7
             Section 3.2   Lapsed Awards                                        7
             Section 3.3   Adjustments in Authorized Shares                     7

ARTICLE IV   ELIGIBILITY AND PARTICIPATION

             Section 4.1   Eligibility                                          8
             Section 4.2   Participation                                        8

ARTICLE V    OPTIONS

             Section 5.1   Type of Options                                      9
             Section 5.2   ISO's                                                9
             Section 5.3   Reload Options                                       9
             Section 5.4   Award Agreement                                      9
             Section 5.5   Exercise Price                                       9
             Section 5.6   Duration of Options                                 10
             Section 5.7   Exercise of Options                                 10
             Section 5.8   Payment                                             10
             Section 5.9   Restrictions on Share Transferability               11
             Section 5.10  Termination of Employment due to Death
                           Disability,or Retirement                            11
             Section 5.11  Termination of Employment for Other
                                   Reasons                                     12

                                                                              Page
                                                                              ----
ARTICLE VI   RESTRICTED STOCK

             Section 6.1   Grant of Restricted Stock                           13
             Section 6.2   Award Agreement                                     13
             Section 6.3   Transferability                                     13
             Section 6.4   Other Restrictions                                  13
             Section 6.5   Removal of Restrictions                             13
             Section 6.6   Voting Rights                                       14
             Section 6.7   Dividends and Other Distributions                   14
             Section 6.8   Escrow                                              14
             Section 6.9   Termination of Employment                           14

ARTICLE VII  OTHER AWARDS

             Section 7.1   Types of Awards                                     15
             Section 7.2   Terms and Conditions                                15


ARTICLE VIII TRANSFERABILITY OF AWARDS;
                    BENEFICIARY RIGHTS

             Section 8.1   Transferability of Awards                           16
             Section 8.2   Beneficiary Rights                                  16

ARTICLE IX   CHANGE IN CONTROL                                                 17

ARTICLE X    WITHHOLDING

             Section 10.1  Tax Withholding                                     18
             Section 10.2  Share Withholding                                   18

ARTICLE XI   AMENDMENT AND TERMINATION

             Section 11.1  Amendment                                           19
             Section 11.2  Awards Previously Granted                           19
             Section 11.3  Rule 16b-3                                          19

ARTICLE XII  MISCELLANEOUS

             Section 12.1  Rights of Participants                              20
             Section 12.2  Miscellaneous Rules                                 20

                              FIRST HAWAIIAN, INC.
                            1998 STOCK INCENTIVE PLAN


                                    PROLOGUE


The purpose of the First Hawaiian, Inc. 1998 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of First Hawaiian, Inc. (the "Company") by linking the personal interests of eligible employees to those of Company stockholders and by providing eligible employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

The Board of Directors of the Company adopted the Plan on February 19, 1998, subject to approval by the Company's stockholders. If the Plan's adoption is not approved by the Company's stockholders prior to February 18, 1999, the Plan shall automatically be and become cancelled and terminated on February 18, 1999. All awards granted pursuant to the Plan prior to such stockholder approval shall not be exercisable until such approval and any such awards shall automatically be and become cancelled and terminated if such approval is not obtained.

                                    ARTICLE I

                                   DEFINITIONS

As used herein the following terms shall have the following meanings unless the context clearly requires otherwise.

"Beneficiary" means the person, persons, or legal entity designated by the Participant to receive his benefits under this Plan in the event of his death. If a Participant fails to make any designation, the person designated shall not survive the Participant, or the legal entity designated shall no longer be in existence or shall be legally incapable of receiving benefits hereunder, Beneficiary shall mean the estate of the Participant.

"Board" means the Board of Directors of the Company.

"Cause" means one or more of the following reasons for the termination of employment:

         (a) The willful and continued failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's Disability or incapacity due to mental illness) after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or Subsidiary believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy or take substantial steps to remedy the situation within ten business days of receiving such notice;

        (b) The Participant's conviction for committing a felony (all rights of appeal having been exhausted); or

        (c) The Participant's willfully engaging in gross misconduct that is materially and demonstrably injurious to the Company or a Subsidiary. However, no act or failure to act on the Participant's part shall be considered "willful" unless such act or omission was not in good faith and without reasonable belief that such action or omission was in the best interest of the Company or its Subsidiaries.

The Company or the Subsidiary shall notify the Committee if it believes a Participant's employment has been terminated for Cause. The Committee shall determine whether a Participant's employment has been terminated for Cause for purposes of the Plan. The Committee shall notify the Participant in writing if it has made a preliminary determination that the Participant's employment was terminated for Cause. The Participant (and, if he chooses, his legal representative) shall have an opportunity to be heard by the Committee concerning the Committee's preliminary determination. After taking into consideration the points raised by the Participant, the Committee shall make a final determination as to whether the Participant's employment was terminated for Cause and shall notify the Participant in writing of its final determination. If the Company or the Subsidiary notifies the Committee that it believes that a Participant has been terminated for Cause, the Participant shall not be able to exercise any option, make any other election, or take any action that would not be permitted under the terms of the Plan following termination of employment for Cause unless and until the Committee makes its final decision that the Participant was not terminated for Cause.

"Change in Control" means any of the following:

        (a) Any "person" (within the meaning of Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof) other than those listed in items (i), (ii), or
(iii) of this Section becomes the "beneficial owner" (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's securities then outstanding.

               (i) The Trustees under the Will and of the Estate of Samuel M. Damon, deceased, and any other persons acting together with them.

               (ii) A trustee or other fiduciary holding Shares under an employee benefit plan of the Company or a Subsidiary.

               (iii) A corporation owned directly or indirectly by the stockholders of the Company (in substantially the same proportions as their ownership of Shares) becomes the beneficial owner (within the meaning of said Rule 13d-3), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's securities then outstanding.

        (b) During any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof.

        (c) The stockholders of the Company approve:

               (i) A plan of complete liquidation of the Company;

               (ii) An agreement for the sale or disposition of all or substantially all the Company's assets; or

               (iii) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least 80% of the combined voting power of the stock that is outstanding immediately after such merger, consolidation, or reorganization unless the Board determines by a majority vote prior to such merger, consolidation, or reorganization that no Change in Control will occur as a result of such transaction.

        (d) The Board agrees by a majority vote that an event has or is about to occur that, in fairness to the Participant, is tantamount to a Change in Control.

A Change in Control shall occur on the first day on which any of the preceding conditions has been satisfied.

However, notwithstanding the above, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group that consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if he is an equity participant in the purchasing company or group, except for (i) passive ownership of less than 3% of the common stock of the purchasing company or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the continuing Directors who are not employees of the Company or a Subsidiary.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

"Committee" means the Plan's administrative committee appointed pursuant to
Article II.

"Company" means First Hawaiian, Inc.

"Director" means any individual who is a member of the Board.

"Disability" means a disability, as determined by the Social Security Administration, that is not the result of self-inflicted injury or criminal conduct on the part of the Participant, and in the case of a determination with respect to an ISO, meets any additional requirements that may be necessary to qualify as a permanent and total disability under Section 22(e)(3) of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

"Fair Market Value" means the average of the highest and lowest prices of a Share as reported in publications of general circulation for the Autoquote System of the National Association of Securities Dealers, Inc. on the relevant date. If there are no sales on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Share transactions.

"ISO" means an option to purchase Shares that is designated by the Committee as an incentive stock option intended to meet the requirements of Section 422 of the Code.

"Participant" means an employee of the Company or a Subsidiary who has received an award under the Plan.



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

"Retirement" means the termination of service as an employee of the Company and the Subsidiaries on or after (i) attainment of age 65, (ii) attainment of age 55 and completion of ten years of Vesting Service (as defined in the First Hawaiian, Inc. Profit Sharing Plan), or (iii) attainment of age 62 with the approval of the Committee.

"Shares" means shares of common stock of the Company.

"Subsidiary" means any corporation, partnership, joint venture, or business trust of which 50% or more of the control thereof is owned, directly or indirectly, by the Company, provided that for ISO purposes, "Subsidiary" shall be defined as provided in Section 424(f) of the Code.

                                   ARTICLE II

                                 ADMINISTRATION

Section 2.1  The Committee.

The Committee shall be composed of at least two members of the Board as designated from time to time by the Board.

Section 2.2 Authority of the Committee.

        (a) The Committee shall select the employees to whom awards shall be granted under the Plan; determine the size, types, terms, and conditions of awards; cancel and reissue awards; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; amend, subject to Article XI, the terms and conditions of any outstanding award to the extent such terms and conditions are within its discretion; and make any determination that may be necessary or advisable for administration of the Plan.

        (b) The Committee may from time to time delegate to any other person or persons any or all of its powers hereunder.

        (c) All determinations and decisions of the Committee shall be final, conclusive, and binding on all persons.

Section 2.3  Indemnification, Insurance.

The Company and the Subsidiaries shall indemnify and save harmless and/or insure each member of the Committee against any and all claims, losses, damages, expenses, and liabilities arising from his responsibilities in connection with this Plan, if the member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and the Subsidiaries.

                                   ARTICLE III

                             SHARES SUBJECT TO PLAN

Section 3.1  Number of Shares.

        (a) Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 2,000,000, which Shares shall be reacquired or treasury shares.

        (b) Notwithstanding any other provision of this Plan, no employee shall be granted awards in excess of 200,000 Shares during any calendar year. This limitation is intended to satisfy the requirements of Section 162(m) of the Code so that compensation attributable to awards hereunder qualify as performance-based compensation under Section 162(m) of the Code. The limitation under this Section 3.1(b) shall be subject to adjustment under Section 3.3 hereof, but only to the extent permitted under Section 162(m) of the Code.

Section 3.2  Lapsed Awards.

Subject to the rules under Section 16 of the Exchange Act, if any award granted under this Plan is canceled, is forfeited, terminates, expires, or lapses for any reason, any Shares subject to such award shall be available for the grant of an award under the Plan.

Section 3.3  Adjustments in Authorized Shares.

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number or value of Shares, then the number, class, and price of Shares subject to outstanding awards under the Plan shall be adjusted as the Committee may determine in its sole discretion to be appropriate or equitable to prevent dilution or enlargement of rights. The number of Shares subject to any award shall always be a whole number. Any adjustment of an ISO under this Section 3.3 shall be made in such manner so as not to constitute a "modification" within the meaning of
Section 425(h)(3) of the Code.

                                   ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION

Section 4.1  Eligibility.

To be eligible to participate in the Plan, an individual must be an officer or employee of the Company or a Subsidiary who by the nature and scope of his position influences the long-term results or success of the Company. The Committee in its sole discretion shall determine if an officer or employee is eligible. A Director who is not an employee of the Company or a Subsidiary shall not be eligible to participate in the Plan.

Section 4.2 Participation.

The Committee shall determine from time to time eligible employees to whom awards shall be granted and the nature and amount of each award. No eligible employee shall have any right to be granted an award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary.

                                    ARTICLE V

                                     OPTIONS

Section 5.1  Type of Options.

The Committee shall designate at the time of the grant of an option whether it is a nonqualified stock option or ISO and whether such option shall be in whole or in part a reload option.

Section 5.2  ISOs.

        (a) No ISO may be granted after January 21, 2008.

        (b) No employee may receive an award of ISOs that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Shares (determined at the time the ISOs are granted) exceeds $100,000.

        (c) Nothing in this Section 5.2 shall be deemed to prevent the grant of nonqualified stock options in excess of the maximum amount that may be granted to a Participant as ISOs under Section 422 of the Code.

Section 5.3  Reload Options.

The Committee may grant reload options subject to such conditions and provisions as the Committee shall determine. Reload options shall not exceed the number of Shares used to pay the exercise price of the underlying options and shall not include any Shares used to satisfy any tax withholding requirements on account of the exercise of the underlying options. The reload option may not be exercised during a period longer than the exercise period of the underlying option that it replaces. The grant of a reload option shall become effective upon the exercise of the underlying option through the use of Shares. The option price for a reload option shall not be less than the Fair Market Value of the Shares on the date the grant of the reload option becomes effective.

Section 5.4  Award Agreement.

Each option grant shall be evidenced by an award agreement that shall specify the exercise price, the duration of the option, the number of Shares to which the option pertains, and such other provisions as the Committee shall determine. The award agreement also shall specify whether the option is intended to be an ISO.

Section 5.5  Exercise Price.

        (a) The exercise price of options shall be determined by the Committee, provided, however, that the exercise price per Share shall not be less than the Fair Market Value of a Share on the date the option is granted.

        (b) An ISO granted to a Participant who at the time of grant owns (taking into account Section 424(d) of the Code) Shares representing more than 10% of the total combined voting power of all classes of stock of the Company (herein a "Ten Percent Stockholder") shall have an exercise price that is at least 110% of the Fair Market Value of the Shares subject to the option.

Section 5.6  Duration of Options.

 Each option shall expire at such time as the Committee shall determine at the time of grant, provided that no ISO shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the prior sentence, an ISO granted to a Ten Percent Stockholder shall not be exercisable later than the fifth anniversary date of its grant.

Section 5.7  Exercise of Options.

Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which times, restrictions, and conditions need not be the same for each grant or for each Participant. However, in no event may any option granted under this Plan become exercisable earlier than six months after the date of its grant.

Section 5.8  Payment.

        (a) Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company that sets forth the number of Shares with respect to which the option is to be exercised and is accompanied by full payment for the exercise price of the Shares.

The exercise price shall be payable to the Company in full either:

               (i)    in cash or cash equivalent, or

               (ii) if permitted under the award agreement, by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total exercise price pursuant to the options being exercised, provided, however, that any Shares so tendered by a Participant must be acceptable to the Committee in its sole discretion.

        (b) The Committee also may allow cashless exercise of options as permitted under any law or regulation applicable to the Company or by any other means that the Committee determines to be consistent with the Plan's purpose. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

        (c) As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant or permitted assignee, Share certificates in an appropriate amount based upon the number of options exercised.

Section 5.9  Restrictions on Share Transferability.

 The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including without limitation restrictions under applicable Federal securities laws, the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and any blue sky or state securities laws applicable to the Shares. The Committee shall legend the certificates representing the Shares to give appropriate notice of such restrictions.

Section 5.10  Termination of Employment Due to Death, Disability, or Retirement.

If the employment of a Participant is terminated by reason of death, Disability, or Retirement, options granted to the Participant under this Plan may be exercised only as follows:

        (a) Death. If the Participant's employment is terminated by reason of death, any outstanding options granted to such Participant that are vested as of the date of his death shall, subject to Section 5.6, remain exercisable at any time prior to their expiration date or for one year after the date his employment terminated, whichever period is shorter. The options may be exercised by the Participant's Beneficiary or by such persons who have acquired the Participant's rights under the options by will or by the laws of descent and distribution or permitted transfer.

        (b) Disability. If the Participant's employment is terminated by reason of Disability, any outstanding options granted to such Participant that are vested as of the date his employment terminates shall remain exercisable at any time prior to their expiration date or for one year after the date that his Disability is determined by the Committee to be total and permanent, whichever period is shorter.

        (c) Retirement. If the Participant's employment is terminated by reason of Retirement, any outstanding options granted to such Participant that are vested as of the effective date of his Retirement shall remain exercisable at any time prior to their expiration date or for three years after his date of Retirement, whichever period is shorter.

        (d) Exercise Limitations on ISOs. Notwithstanding Sections 5.10(a), (b), and (c), the right of a Participant to exercise an ISO shall be subject to the limitations of Section 422 of the Code.

        (e) Vesting at Termination Date. The following options shall be considered vested as of the date the Participant's employment terminates:

               (1) Options that were exercisable as of the date of employment termination shall remain exercisable;

               (2) An additional portion of the options shall become exercisable upon termination of employment. This portion shall be a percentage of the options equal to the product of (A) and (B) where:

                       (A) is the percentage of the options that otherwise would have first become exercisable at the end of the calendar year in which the employment termination occurs; and

                       (B) is a fraction, the numerator of which is the number of full weeks of employment during the calendar year in which employment termination occurs, and the denominator of which is 52; and

               (3) Except as provided in Section 5.10(f), options that are scheduled to vest in a year that begins after the end of the calendar year in which employment termination occurs shall be cancelled.

        (f) Notwithstanding the foregoing provisions of this Section 5.10, the Committee shall have the authority in its sole discretion to accelerate the vesting of options that are outstanding as of the date a Participant's employment terminates.

Section 5.11  Termination of Employment for Other Reasons.

        (a) If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 5.10 (other than for Cause), all nonvested options held by the Participant shall vest only if the Committee determines in its sole discretion to vest all or any portion of such options. Thereafter, all vested options shall remain exercisable at any time prior to their expiration date or for three months after the date that the Participant's employment was terminated, whichever period is shorter. If the Committee does not vest such options, the options shall be deemed for all purposes to have remained unvested upon the termination of the Participant's employment.

        (b) If a Participant's employment is terminated for Cause, all of his outstanding options shall immediately be surrendered to the Company and no additional exercise periods shall be allowed, regardless of the otherwise vested status of the options.

                                   ARTICLE VI

                                RESTRICTED STOCK

Section 6.1  Grant of Restricted Stock.

 The Committee may grant Shares of restricted stock to eligible employees in such amounts as the Committee shall determine in its sole discretion. Such Shares of restricted stock may be issued for no consideration other than services rendered.

Section 6.2  Award Agreement.

Each restricted stock grant shall be evidenced by an award agreement that specifies the period (or periods) of restriction, the number of Shares of restricted stock granted, and such other provisions as the Committee shall determine.

Section 6.3  Transferability.

Except as provided in this Article VI or Section 8.1, Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction or upon earlier satisfaction of any other conditions as specified by the Committee in its sole discretion and set forth in the award agreement. Subject to approval by the Committee, Shares of restricted stock may be surrendered to satisfy the exercise price of options granted to a Participant prior to the lapse of the period of restriction. However, in no event may any restricted stock vest earlier than six months following the date of its grant. Prior to the lapse of the period of restriction, the rights with respect to a Participant's restricted stock shall be available only to the Participant during his lifetime.

Section 6.4  Other Restrictions.

The Committee (i) may impose such other restrictions on any Shares of restricted stock as it deems advisable, including without limitation restrictions based upon the achievement of specific performance goals (Company-wide, subsidiary, or business unit of the Company, and/or individual), (ii) shall impose restrictions upon transfer of Shares after the period of restriction as may be required under applicable Federal or state securities laws, and (iii) may legend the certificates representing restricted stock to give appropriate notice of such restrictions.

Section 6.5  Removal of Restrictions.

Except as otherwise provided in this Article VI, Shares of restricted stock shall become freely transferable by the Participant after the last day of the period of restriction. Once the restrictions on such Shares lapse, the Participant shall be entitled to have any legend that was added pursuant to
Section 6.4 removed from his Share certificate.

Section 6.6  Voting Rights.

During the period of restriction, the Participant may exercise full voting rights with respect to his Shares of restricted stock.

Section 6.7  Dividends and Other Distributions.

Participants holding Shares of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are held during the period of restriction. The Committee shall establish in its discretion the time at which the Participant shall receive such dividends and distributions, which time may be any time from the date on which they are paid generally to stockholders to the end of the period of restriction. If any such dividends and distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and vesting as the Shares of restricted stock with respect to which they were paid.

Section 6.8  Escrow.

Even though the certificates evidencing Shares of restricted stock shall be issued in the name of the Participant, such certificates shall be held by the Company in escrow subject to delivery to the Participant or to the Company at such times and in such amounts as shall be directed by the Committee. Certificates evidencing whole Shares issued as a stock dividend on or split-up of Shares held in escrow shall be held in escrow on the terms set forth above. Any fractional Shares so issued and any Shares acquired by a Participant's exercise of subscription rights in respect of Shares held in escrow shall not be subject to the escrow provisions and shall be the property of the Participant.

Section 6.9  Termination of Employment.

        (a) The number of Shares of restricted stock that are vested as of the date a Participant's employment terminates shall be determined in accordance with the terms of the award agreement described in Section 6.2. The Participant's nonvested Shares of restricted stock shall vest only if the Committee determines in its sole discretion that they shall vest.

        (b) With the exception of termination of employment for Cause, the Committee in its sole discretion may provide that the restrictions shall lapse on restricted stock after termination of employment, upon such terms and provisions as it deems proper. If the Committee does not do so, the restrictions upon restricted shares shall be deemed for all purposes not to have lapsed.

                                   ARTICLE VII

                                  OTHER AWARDS

Section 7.1  Types of Awards.

        (a) In addition to awards granted under Articles V and VI, the Committee may grant under this Plan any other type of arrangement with an employee that by its terms involves or might involve the issuance of (i) Shares or (ii) a derivative security (as such term is defined in Rule 16a-1 of the Exchange Act, as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Shares or with a value derived from the value of the Shares.

        (b) Such awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, ISOs, nonqualified stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

        (c) Shares may be issued pursuant to an award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such award.

Section 7.2  Terms and Conditions.

Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each award granted under this Article VII, which terms and conditions may include, among other things, a provision permitting the recipient of such award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Shares or other property issuable pursuant to such award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                       (i) the delivery of previously owned Shares (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring Shares or such other property,

                       (ii) a reduction in the amount of Shares or other property otherwise issuable pursuant to such Award, or

                       (iii) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee.

                                  ARTICLE VIII

                           TRANSFERABILITY OF AWARDS;
                               BENEFICIARY RIGHTS

Section 8.1  Transferability of Awards.

Each ISO granted under the Plan shall not be transferable other than by will or the laws of descent or distribution. Except as otherwise set forth in the Plan, any other award under the Plan may be transferable subject to the terms and conditions as may be established by the Committee and set forth in the award agreement.

Section 8.2  Beneficiary Rights.

        To the extent permitted under the Plan and the award agreement, after a Participant's death his Beneficiary may elect within the applicable period to
(i) exercise the Participant's vested awards, (ii) have restrictions removed on restricted stock, and (iii) make such other elections and take such other actions as permitted under the Plan and the award agreement.

                                   ARTICLE IX

                                CHANGE IN CONTROL

If a Change in Control occurs, then unless otherwise specifically prohibited by the Plan (i) any and all awards held by a Participant for at least six months shall become immediately vested and exercisable, (ii) any period of restrictions and other restrictions on restricted stock shall lapse, (iii) within ten business days after the occurrence of a Change in Control, the stock certificates representing Shares of restricted stock shall be delivered to the Participant without any restrictions or legends thereon (except such restrictions or legends that are required by Federal or state securities laws), and (iv) the Committee may modify an award as it deems appropriate prior to the effective date of the Change in Control.

                                    ARTICLE X

                                   WITHHOLDING

Section 10.1  Tax Withholding.

The Company may deduct or withhold, or require the Participant to remit to the Company, such withholding taxes as may be required by law in connection with the Plan.

Section 10.2  Share Withholding.

 A Participant may elect, subject to the Committee's approval, to satisfy any withholding taxes incurred in connection with a transaction or event under the Plan by having the Company withhold from the Shares to be issued Shares, or by tendering to the Company Shares, having a Fair Market Value on the date in an amount sufficient to satisfy federal and state withholding taxes as required by law on the applicable transaction or event. If the Participant is subject to Rule 16b-3 of the Exchange Act, any such election must comply with the requirements, if any, of said Rule and be approved by the Committee.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION

Section 11.1  Amendment.

The Board may amend or terminate the Plan. Any amendment, termination, or modification that (i) increases the total number of Shares that may be issued under the Plan, (ii) materially increases the cost of the Plan or the benefits to Participants, or (iii) changes the Plan provisions regarding the exercise price shall be subject to approval of the stockholders of the Company if such approval is required by the Code; Section 16 of the Exchange Act; any national securities exchange or system on which Shares are then listed, traded, or reported; or any regulatory body having jurisdiction with respect thereto.

Section 11.2  Awards Previously Granted.

No amendment or termination of the Plan shall in any manner adversely affect any award previously granted under the Plan without the written consent of the affected Participant.

Section 11.3 Rule 16b-3.

The Plan is intended to comply with Rule 16b-3 of the Exchange Act. If the requirements of Rule 16b-3 change, the Board may amend the Plan to comply with such changes.

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1  Rights of Participants.

        (a) No Participant shall, by reason of his participation in this Plan, have any interest in any specific asset or assets of the Company or a Subsidiary.

        (b) Neither the adoption of this Plan, the granting of any awards under this Plan, nor any action of the Board or the Committee in connection with the Plan shall be held or construed to confer upon any person any legal right to be continued as an officer or employee of the Company or a Subsidiary.

        (c) No Participant shall have the right to assign, pledge, encumber, or otherwise dispose of (except to a Beneficiary upon his death) any of his interest in this Plan; nor shall his interest be subject to garnishment, attachment, transfer by operation of law, or any legal process.

Section 12.2  Miscellaneous Rules.

        (a) Wherever used herein the masculine gender shall include the feminine and the singular number shall include the plural, unless the context clearly indicates otherwise.

        (b) The headings of articles and sections are included herein solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall be controlling.

        (c) To the extent not preempted by Federal law, the Plan shall be governed, construed, administered, and regulated according to the laws of the State of Hawaii.

        (d) Any transaction under the Plan involving a grant, award, or other acquisition of Shares subject to Section 16(b) of the Exchange Act shall not be effected unless exempt under Rule 16b-3 thereunder.

        (e) The Company's obligations with respect to awards granted under the Plan shall, if not otherwise covered by Article XI, be binding on any successor to the Company.

        (f) The Committee may condition any award under the Plan upon the Participant's agreement that all disputes under the Plan be settled by arbitration or another procedure prescribed by the Committee.